The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.






[LOGO]





Provident Investment Counsel Funds

Balanced Fund A
Growth Funds A and B
Mid Cap Fund B
Small Company Growth Funds A and B












Prospectus
March 3, 2003

Contents

Key Facts                                  1........An Overview of the Funds
                                           1........Risk/Return Summary
                                           1........The Principal Goals,
                                                    Strategies and Risks of the
                                                    Funds
                                           4........Who May Want to Invest
                                           4........Performance
                                           11.......Fees and Expenses
                                           13.......Structure of the Funds and
                                                    the Portfolios
                                           13.......More Information About the
                                                    Funds' Investments,
                                                    Strategies and Risks
                                           15.......Management
Your Account                               15.......Ways to Set Up Your Account
                                           16.......Calculation of Net Asset
                                                    Value
                                           16.......Deciding Which Fee Structure
                                                    is Best For You
                                           18.......Distribution (12b-1) Plans
                                           18.......Shareholder Servicing Plan
                                           18.......How to Buy Shares
                                           18.......How to Sell Shares
Shareholder Account Policies               20.......Important Redemption
                                                    Information
                                           21.......Investor Services
                                           22.......Dividends, Capital Gains
                                                    and Taxes
                                           22.......Distribution Options
                                           22.......Understanding Distributions
                                           22.......Transaction Details
                                           24.......Financial Highlights
                                           31.......PRIVACY NOTICE


--------------------------------------------------------------------------------
PLEASE NOTE: MANAGEMENT OF PIC INVESTMENT TRUST INTENDS TO RECOMMEND TO THE BOARD OF TRUSTEES THAT THE BALANCED FUND A, GROWTH FUND A, GROWTH FUND B, MID CAP FUND B AND SMALL COMPANY GROWTH FUND B SERIES OF THE TRUST BE REORGANIZED OR TERMINATED. FURTHER SALES OF SHARES OF THESE SERIES WILL BE DISCONTINUED EFFECTIVE AT THE CLOSE OF BUSINESS ON MARCH 31, 2003, PENDING A DETERMINATION BY THE BOARD.
--------------------------------------------------------------------------------





An Overview of the Funds

Management: Provident Investment Counsel ("PIC"), located in Pasadena, California since 1951, is the Funds' investment advisor. PIC is an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

Structure:  Unlike  most  mutual  funds,  each Fund's  investment  in  portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

The Balanced Fund A (the "Balanced Fund") has the same investment objective as, and invests in, the PIC Balanced Portfolio. The Growth Fund A and Growth Fund B (the "Growth Funds") have the same investment objective as, and invest in, the PIC Growth Portfolio. The Mid Cap Fund B (the "Mid Cap Fund") has the same investment objective as, and invests in, the PIC Mid Cap Portfolio. The Small Company Growth Fund A and Small Company Growth Fund B (the "Small Company Growth Funds") have the same investment objective as, and invest in, the PIC Small Cap Portfolio.

The "A" funds charge a front-end sales load and the "B" funds charge a back-end sales load. See Page 16 to determine which fund structure is best for you.

For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in this Prospectus is currently contemplating such a move.

Risk/Return Summary

The Principal Goals,
Strategies and Risks of
the Funds

--------------------------------------------------------------------------------
Please note: Management of PIC Investment Trust intends to recommend to the Board of Trustees that the Balanced Fund A, Growth Fund A, Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B series of the Trust be reorganized or terminated. Further sales of shares of these series will be discontinued effective at the close of business on March 31, 2003, pending a determination by the Board.
--------------------------------------------------------------------------------

Balanced Fund

Goal: Total return--that is, a combination of income and capital growth, while preserving capital.

Strategy: The Balanced Fund invests, through the PIC Balanced Portfolio, in a combination of growth stocks and high quality bonds. Although the percentage of assets allocated between equity and fixed-income securities is flexible, depending on market conditions, PIC expects that between 25% and 75% of the Balanced Portfolio's assets will be invested in each of equity securities and fixed-income securities. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Balanced Portfolio's assets in small, medium and large companies. The Balanced Portfolio will invest only in fixed-income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. The Balanced Portfolio does not stress investments in fixed-income securities of any particular maturity. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates and the current economic environment.

Risks: These primary investment risks apply to the Fund: market, bond, small and medium company and high portfolio turnover. See page 3 for these risks and primary investment risks common to all the Funds.

Growth Funds

Goal:  Long term growth of capital.

Strategy: The Growth Funds invest in the PIC Growth Portfolio. The Growth Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

Risks: These primary investments risks apply to the Funds: market and small and medium company. See below for these risks and primary investment risks common to all of the Funds.

Mid Cap Fund

Goal:  Long term growth of capital.


Strategy: The Mid Cap Fund invests in the PIC Mid Cap Portfolio. The Mid Cap Portfolio invests at least 80% of its assets in the common stock of medium-sized companies at time of initial purchase. Medium-sized companies are those whose market capitalization range at the time of initial purchase is $1.0 billion to $11.0 billion and/or those companies whose market capitalization size is consistent with the Russell Midcap Growth Index. As of the June 30, 2002 reconstitution, the market capitalization range of the Russell Midcap Growth Index was $420 million to $11.3 billion. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


Risks: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See below for these risks and primary investment risks common to all of the Funds.

Small Company Growth Funds

Goal:  Long term growth of capital.


Strategy: The Small Company Growth Funds invest in the PIC Small Cap Portfolio. The Small Cap Portfolio invests at least 80% of its assets in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization range at the time of initial purchase is $50 million to $2.0 billion and/or those companies whose market capitalization size is consistent with the Russell 2000 Growth Index. As of the June 30, 2002 reconstitution, the market capitalization range of the Russell 2000 Growth Index was $26 million to 1.8 billion. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


Risks: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See below for these risks and primary investment risks common to all of the Funds.

The Principal Risks of Investing in the Funds

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in any of the Funds. For example, the following risks could affect the value of your investment:

Market Risk: The value of each Portfolio's investments will vary from day to day. The value of the Portfolios' investments generally reflects market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small and Medium Company Risk: Each Portfolio may invest in the securities of small and medium-sized companies. In addition, the Mid Cap Portfolio primarily invests in the securities of medium-sized companies and the Small Cap Portfolio primarily invests in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities Risk: Each Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets.
Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

Bond Risk: The Balanced Portfolio invests in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. To the extent the Portfolio invests in mortgage-backed securities, it will be subject to prepayment risk. When interest rates decline, mortgagees often prepay the principal on these securities which may significantly lower their yield.

Portfolio Turnover Risk: The Funds may experience high portfolio turnover. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

Who May Want to Invest

The Balanced Fund may be appropriate for investors who seek long-term total return, but hope to see less fluctuation in the value of their investment.

The Growth Funds may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

The Mid Cap Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of medium-size companies and are willing to accept the greater risk of investing in such companies.

The Small Company Growth Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with broad-based market indices. The bar charts do not reflect sales charges, which would lower the returns shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(K) plans and individual retirement accounts. Please note that if the Advisor did not waive some expenses, the returns would have been lower than those shown. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


[BAR CHART]

                                BALANCED FUND A
                          CALENDAR YEAR TOTAL RETURNS


1993             2.69%

1994            -3.13%

1995            22.31%

1996            15.56%

1997            22.32%

1998            31.12%

1999            21.39%

2000           -13.72%

2001           -17.28%

2002           -21.01%


     The bar chart above does not reflect sales charges, which would lower the returns shown.

                    Best quarter: up 19.31%, 4th quarter 1999
                  Worst quarter: down -16.33%, 3rd quarter 2001



Average Annual Total Returns as of December 31, 2002

                                                                      1 Year     5 Years      10 Years
                                                                      ------     -------      --------
Balanced Fund A (1)
    Return Before Taxes                                               -25.55%     -3.30%         3.82%
    Return After Taxes on Distributions                               -26.01%     -5.59%         1.83%
    Return After Taxes on Distributions and Sale of Fund Shares (2)   -15.86%     -2.31%         3.03%
S&P 500 Index (3)                                                     -22.10%     -0.59%         9.34%
Lehman Brothers Government/Credit Bond Index(4)                        11.04%      7.62%         7.61%
S&P 500 Index (60%) and
    Lehman Brothers Government/Credit Bond Index (40%)(5)              -8.84%      2.69%         8.65%

----------------------
(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(3) The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
(4) The Lehman Brothers Government/Credit Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization.
(5) These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Credit Bond Index (40%) rebalanced monthly.

[BAR CHART]

                                 GROWTH FUND A
                          CALENDAR YEAR TOTAL RETURNS


1998            39.16%

1999            34.35%

2000           -25.84%

2001           -31.96%

2002           -33.26%

     The bar chart above does not reflect sales charges, which would lower the returns shown.

                    Best quarter: up 28.97%, 3rd quarter 1999
                  Worst quarter: down -28.10%, 3rd quarter 2001

[BAR CHART]

                                 GROWTH FUND B
                          CALENDAR YEAR TOTAL RETURNS

2000           -26.60%

2001           -32.22%

2002           -33.06%




The bar chart above does not reflect sales charges, which would lower the returns shown

                    Best quarter: up 18.70%, 4th quarter 2001
                  Worst quarter: down -28.02%, 3rd quarter 2001




Average Annual Total Returns as of December 31, 2002

                                                                             Growth Fund A         Growth Fund B
                                                                           Since Inception        Since Inception
                                               1 Year        5 Years       February 3, 1997        March 31, 1999
                                               ------        -------       ----------------        --------------
Growth Fund A (1)
    Return Before Taxes                        -37.10%         -9.91%           -5.96%                  N/A
    Return After Taxes on Distributions        -37.08%        -10.66%           -6.62%                  N/A
    Return After Taxes on Distributions
    and Sale of Fund Shares (2)                -22.76%         -6.72%           -3.84%                  N/A
Growth Fund B (1)
    Return Before Taxes                        -36.41%         N/A                N/A                  -21.44%
    Return After Taxes on Distributions        -36.41%         N/A                N/A                  -21.46%
    Return After Taxes on Distributions
    and Sale of Fund Shares(2)                 -22.35%         N/A                N/A                  -15.85%
S&P 500 Index (3)                              -22.10%         -0.59%            3.40%                  -8.41%
Russell 1000 Growth Index (4)                  -27.88%         -3.84%            0.04%                 -14.43%

------------------------
(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(3) The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
(4) The Russell 1000 Growth Index is an unmanaged index that contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

[BAR CHART]

                                 MID CAP FUND B
                              CALENDAR YEAR TOTAL

2000           12.18%

2001          -26.28%

2002          -30.28%

     The bar chart above does not reflect sales charges, which would lower the returns shown

                    Best quarter: up 26.22%, 1st quarter 2000
                  Worst quarter: down -30.88%, 3rd quarter 2001


Average Annual Total Returns as of December 31, 2002


                                                           Mid Cap Fund B Since
                                                           Inception March 31,
                                                1 Year             1999
                                                ------             ----
Mid Cap Fund B(1)
     Return Before Taxes                        -33.77%           -0.78%
     Return After Taxes on Distributions        -33.77%           -0.98%
     Return After Taxes on Distributions
       and Sale of Fund shares (2)              -20.73%           -0.38%
Russell Midcap Growth Index(3)                  -27.41%           -7.44%
-------------------------

(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(3) The Russell Midcap Growth Index is an unmanaged index that consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

[BAR CHART]

                          SMALL COMPANY GROWTH FUND A
                             CALENDAR TOTAL RETURNS

1998            5.26%

1999           90.87%

2000          -17.13%

2001          -15.56%

2002          -31.53%

     The bar chart above does not reflect sales charges, which would lower the returns shown.

                    Best quarter: up 59.44%, 4th quarter 1999
                  Worst quarter: down -27.86%, 3rd quarter 2001

[BAR CHART]

                          SMALL COMPANY GROWTH FUND B
                             CALENDAR TOTAL RETURN

2000          -18.07%

2001          -16.48%

2002          -32.85%


     The bar chart above does not reflect sales charges, which would lower the returns shown.

                    Best quarter: up 24.11%, 4th quarter 2001
                  Worst quarter: down -28.58%, 3rd quarter 2001


Average Annual Total Returns as of December 31, 2002


                                                                   Small Company Growth      Small Company
                                                                      Fund A Since       Growth Fund B Since
                                                                   Inception February    Inception March 31,

                                                1 Year   5 Years         3, 1997                 1999
                                                ------   -------         -------                 ----
Small Company Growth Fund A (1)
     Return Before Taxes                        -35.47%   -1.93%         -1.84%                  N/A
     Return After Taxes on Distributions        -35.48%   -1.92%         -1.84%                  N/A
     Return After Taxes on Distributions and
     Sale of Fund Shares (2)                    -21.79%   -1.53%         -1.46%                  N/A
Small Company Growth Fund B (1)
     Return Before Taxes                        -36.21%    N/A             N/A                  -3.04%
     Return After Taxes on Distributions        -36.21%    N/A             N/A                  -3.04%
     Return After Taxes on Distributions and
     Sale of Fund Shares (2)                    -22.23%    N/A             N/A                  -2.41%
Russell 2000 Growth Index(3)                    -30.26%   -6.59%         -4.03%                 -8.57%

----------------
(1)  Includes maximum sales charge.
(2) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(3) The Russell 2000 Growth Index is an unmanaged index that consists of the smallest 2,000 securities in the Russell 3000 Index. The Index measures the performance of those companies with higher price-to-books ratios and high forecasted growth values. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees
(Fees paid directly from your investment)
                                                                    Provident    Provident
                                                                    Investment   Investment
                                                                     Counsel      Counsel
                                                                     Funds A      Funds B
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)............................    5.75%        None
Maximum deferred sales (load) charge

    (as a percentage of purchase or sale price, whichever is less).    None        5.00%
Redemption fee and Exchange fee....................................    1.00% (1)    None
---------------------



Annual Fund Operating Expenses (2)
(expenses that are deducted from Fund assets)

                                                                                          Small
                                                            Balanced                     Company
                                                             Fund A   Growth Fund A   Growth Fund A
Management Fee (paid by the Portfolio) ....................   0.60%        0.80%           0.80%
Distribution and Service (12b-1) Fees (paid by the Fund)...   0.25%        0.25%           0.25%
Other Expenses (paid by the Fund and the Portfolio)........   1.54%       18.59%           0.46%
Administration Fee to PIC (paid by the Fund)...............   0.20%        0.20%           0.20%
Shareholder Services Fee (paid by the Fund)................   0.15%        0.15%           0.15%
                                                              -----        -----           -----

Total Annual Fund Operating Expenses.......................   2.74%       19.99%           1.86%
Expense Reimbursements (3).................................  -1.69%      -18.64%          -0.41%
                                                             ------      -------          ------

Net Expenses...............................................   1.05%        1.35%           1.45%
                                                              =====        =====           =====


Annual Fund Operating Expenses (continued)

                                                                                         Small
                                                            Growth      Mid Cap         Company
                                                            Fund B      Fund B       Growth Fund B
Management Fee (paid by the Portfolio).....................  0.80%        0.70%           0.80%
Distribution and Service (12b-1) Fees (paid by the Fund)...  1.00%        1.00%           1.00%
Other Expenses (paid by the Fund and the Portfolio)........  8.80%        2.13%           7.70%
Administration Fee to PIC (paid by the Fund)                 0.20%        0.20%           0.20%
                                                             -----        -----           -----

Total Annual Fund Operating Expenses.......................  10.80%       4.03%           9.70%
Expense Reimbursements (3).................................  -8.70%       -1.89%         -7.40%
                                                             ------       ------         ------

Net Expenses...............................................  2.10%        2.14%           2.30%
                                                             =====        =====           =====

-------------------------

(1) Shareholders of Fund A shares will be charged a 1% fee on redemptions or exchanges made within 30 days of purchase. Additionally, shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

(2) The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
(3) Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses until March 1, 2013. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

Examples: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5%, that all dividends and distributions are reinvested and that the Fund's operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:


                                 1 Year    3 Years   5 Years     10 Years
                                 ------    -------   -------     --------

Balanced Fund A                 $  676    $   890    $  1,121   $   1,784
Growth Fund A                   $  705    $   978    $  1,272   $   2,105
Growth Fund B                   $  713    $   958    $  1,329   $   2,431
Mid Cap Fund B                  $  717    $   970    $  1,349   $   2,472
Small Company Growth Fund A     $  714    $ 1,007    $  1,322   $   2,210
Small Company Growth Fund B     $  733    $ 1,018    $  1,430   $   2,636


You would pay the following expenses if you did not redeem your shares:

                                 1 Year    3 Years   5 Years     10 Years
                                 ------    -------   -------     --------
Balanced Fund A                 $  676    $   890    $  1,121   $   1,784
Growth Fund A                   $  705    $   978    $  1,272   $   2,105
Growth Fund B                   $  213    $   658    $  1,129   $   2,431
Mid Cap Fund B                  $  217    $   670    $  1,149   $   2,472
Small Company Growth Fund A     $  714    $ 1,007    $  1,322   $   2,210
Small Company Growth Fund B     $  233    $   718    $  1,230   $   2,636


Structure of the Funds and the Portfolios

Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

More Information About the Funds' Investments, Strategies and Risks

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

Provident Investment Counsel Balanced Fund

The Balanced Fund seeks total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities. The Portfolio's investments in equity securities will principally be in shares of common stock. Although the Portfolio will invest a minimum of 25% of its total assets in fixed-income securities, the percentage of assets allocated between fixed-income and equity securities is flexible.

In selecting investments for the Balanced Portfolio, PIC will include the common stock of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks. In selecting fixed-income securities, PIC does not stress any particular target maturity. Rather, the Balanced Portfolio will invest in any maturity PIC deems the most favorable at the time.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.


In determining whether to sell a security, PIC reviews the following: (a) whether there is a fundamental change in the company; (b) whether there is a change in the equity policy position; or (c) whether a strategic shift takes place in the overall strategy. PIC continually reviews securities when a company has met or exceeded PIC's price target; when a company's relative price-to-earnings ratio reaches extreme levels; when a stock has declined 20% from average cost; and when a company has negative earnings revisions.


Provident Investment Counsel
Growth Funds

The Growth Funds seek long-term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Growth Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Growth Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the stock market in general.


In determining whether to sell a security, PIC reviews the following: (a) whether there is a fundamental change in the company; or (b) whether a strategic shift takes place in the overall strategy. PIC continually reviews securities when a company has met or exceeded PIC's price target; when a company's relative price-to-earnings ration reached extreme levels; when a stock has declined 20% from average cost; and when a company has negative earnings revisions.


Provident Investment Counsel
Mid Cap Fund

The Mid Cap Fund seeks long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in the common stock of medium-sized companies.

PIC will  invest  at least  80%,  and  normally  at  least  95%,  of the Mid Cap
Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However they tend to involve less risk than stocks of small companies.


In determining whether to sell a security, PIC reviews the following: (a) whether there is a fundamental change in the company or industry outlook; (b) whether the company has met or exceeded PIC's price target; (c) whether a stock has declined 20% from a recent high or purchase price; (d) if the security is one of the bottom decile performers; (e) if the security "graduates" because the market cap exceeds the criteria due to price appreciation; or (f) companies whose relative price change is less favorable compared to other companies. PIC continually reviews the company's relative price-to-earnings ratios as they compare to the growth rate or historical ratios.


Provident Investment Counsel
Small Company Growth Funds

The Small Company Growth Funds seek long-term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in the common stock of small companies.

PIC will invest at least 80%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.


In determining whether to sell a security, PIC reviews the following: (a) whether there is a fundamental change in the company or industry outlook; (b) whether the company has met or exceeded PIC's price target; (c) whether a stock has declined 20% from a recent high or purchase price; (d) if the security is one of the bottom decile performers; (e) if the security "graduates" because the market cap exceeds the criteria due to price appreciation; or (f) companies whose relative price change is less favorable compared to other companies. PIC continually reviews the company's relative price-to-earnings ratios as they compare to the growth rate or historical ratios.


Management

PIC is the investment advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for each Portfolio, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Growth Portfolio paid 0.68%, net of waiver; the Mid Cap Portfolio paid 0.23%, net of waiver; and the Small Cap Portfolio paid 0.76%. Regarding the Balanced Portfolio, PIC waived all of its fees and absorbed some of the Fund's other expenses.

Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o    403(b)  Custodial  Accounts are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

o 401(K) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.


Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.


Calculation of
Net Asset Value

Once each business day, each Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A and Fund B shares will generally differ because they have different expenses.

Deciding Which Fee Structure is Best For You

As mentioned earlier, there are Funds A and Funds B. While all the Funds invest in the same PIC Portfolio (for example, Growth Fund A and Growth Fund B invest in the Growth Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Funds A and Funds B will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B shares is that all of your money is put to work from the outset.

Fund A Shares

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                               As a % of
                               offering     As a % of your
Your investment                  price        investment

Up to $49,999                    5.75%           6.10%
$50,000 to $99,999               4.50%           4.71%
$100,000 to $249,999             3.50%           3.63%
$250,000 to $499,999             2.50%           2.56%
$500,000 to $999,999             2.00%           2.04%
$1,000,000 and over              None*           None*
-----------------------------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

Fund A Sales Charge Waivers

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998 and shareholders of the Small Company Growth Fund I who are now shareholders of the Small Company Growth Fund A as a result of a merger in 2000; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees; (7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "fee based accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; (10) investors making purchases through retail fund "supermarkets"; and
(11) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

Fund A Sales Charge Reductions

There are several ways you can combine multiple purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. You must bring to the Distributor's or your broker-dealer's attention whether you are eligible for these reductions when you purchase your shares. These can be combined in any manner.

Accumulation Privilege - This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

Letter of Intent - This lets you purchase shares of one or more Funds A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

Combination Privilege - This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

Fund B Shares

The price you will pay to buy Fund B shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus.

You may be charged a contingent deferred sales charge ("CDSC") if you sell your Fund B shares within a certain time after you purchased them. There is no CDSC imposed on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less. When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a CDSC. Next, we will sell shares subject to the lowest CDSC.

The CDSC for Fund B shares is as follows:

      Years after Purchase             CDSC
                  --------             ----
1.............................         5.00%
2.............................         4.00%
3.............................         3.00%
4.............................         3.00%
5.............................         2.00%
6.............................         1.00%
Within the 7th Year...........         None

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Growth Fund B, they will be converted to shares of Growth Fund A. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you. The CDSC for Fund B shares may be reduced or waived under certain circumstances and for certain groups. Call
(800) 618-7643 for details.

Distribution (12b-1) Plans

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of up to 0.25% of each Fund's average daily net assets. The plan with respect to Fund B shares provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund's average daily net assets and a service fee at the annual rate of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Shareholder Servicing Plan

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Servicing Plan with PIC. Under the Shareholder Servicing Plan, PIC will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Servicing Plan provides for the payment to PIC of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.


How to Buy Shares
--------------------------------------------------------------------------------
PLEASE NOTE: MANAGEMENT OF PIC INVESTMENT TRUST INTENDS TO RECOMMEND TO THE BOARD OF TRUSTEES THAT THE BALANCED FUND A, GROWTH FUND A, GROWTH FUND B, MID CAP FUND B AND SMALL COMPANY GROWTH FUND B SERIES OF THE TRUST BE REORGANIZED OR TERMINATED. FURTHER SALES OF SHARES OF THESE SERIES WILL BE DISCONTINUED EFFECTIVE AT THE CLOSE OF BUSINESS ON MARCH 31, 2003, PENDING A DETERMINATION BY THE BOARD.
--------------------------------------------------------------------------------

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at (800) 618-7643 if you need additional assistance when completing your application. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund and PIC reserve the right to close your account or take any other action they deem reasonable or required by law.

Minimum Investments

To Open an Account                              $   2,000
For retirement accounts                         $     500
For automatic investment plans                  $     250

To Add to an Account                            $     250
For retirement plans                            $     250
Through automatic investment plans              $     100

Minimum Balance                                 $   1,000
For retirement accounts                         $     500

For Information:  (800) 618-7643

To Invest

By Mail:
Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940

By Wire:
Call: (800) 618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Funds
400 Bellevue Parkway
Wilmington, DE 19809

How to Sell Shares


You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a CDSC on the sale of your Fund B shares. Remember that if you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address from the one on your account (record address); or

o    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name;

o    Your Fund account number;

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940

Important Redemption Information

                        Account Type Special Requirements
-------------- ------------------------------ -------------------------------------------------------------
Phone          All account types              * Your  telephone  call  must be  received  by 4 p.m.
(800) 618-7643 except retirement                Eastern  time to be redeemed  on that day  (maximum
                                                check request $100,000).

-------------- ------------------------------ -------------------------------------------------------------
Mail or in     Individual, Joint Tenant, Sole  The  letter  of  instructions  must be signed by all persons
Person         Proprietorship, UGMA, UTMA      required  to  sign for transactions,  exactly as their names appear on the account.

               Retirement Account              *  The   account   owner   should   complete  a   retirement
                                               distribution form. Call (800) 618-7643 to request one.

               Trust                           * The trustee  must sign the letter  indicating  capacity as trustee.  If the  trustee's  name  is  not  in  the  account registration, provide a copy of the trust document certified within the last 60 days.

               Business or                     * At least one person authorized by corporate resolutions to
               Organization                    act on the account must sign the letter.


                                               * Include a corporate  resolution  with  corporate seal or a signature guarantee.

               Executor, Administrator,        * Call (800) 618-7643 for instructions.
               Conservator, Guardian

-------------- ------------------------------ --------------------------------------------------------------
Wire           All account types               You must sign up for the wire feature  before using  it.  To
               except retirement               verify   that  it  is in  place, call(800) 618-7643. Minimum
                                               redemption wire: $5,000.

                                               * Your wire redemption  request must be received by the Fund before 4 p.m.  Eastern  time for  money to be wired the next business day.


Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)


Transactions Services

Exchange Privilege. You may sell your Fund A shares and buy shares of other Funds A or sell your Fund B shares and buy shares of other Funds B by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see "Shareholder Account Policies."

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Reinvestment after Redemption

If you redeem shares in your Fund A account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of the same Fund or any other Fund A, at net asset value, on the date the Fund's transfer agent receives your purchase request. To take advantage of this option, send your reinvestment check along with a written request to the Fund's transfer agent within ninety days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." If your reinvestment is into a new account, it must meet the minimum investment and other requirements of the Fund into which the reinvestment is being made.

Dividends, Capital Gains and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on Distributions. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Transaction Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o    PIC does not accept cash or third party checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o Each Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of a Fund or sell them through a broker that has executed an agreement with the Funds to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's transfer agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. PIC may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.


o If you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a CDSC for a low balance redemption from a Fund B.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of Fund A for shares of other Funds A and shares of Fund B for shares of other Funds B. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o    You may exchange Fund A shares only for other Fund A shares.

o    You may exchange Fund B shares only for other Fund B shares.

o Because excessive trading can hurt Fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

These tables show the financial performance for the Funds for up to the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the four most recent years through the period ended October 31, 2002 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Funds' financial statements are included in the Annual Reports which are available upon request.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights
For a share outstanding throughout each year

Balanced Fund A
                                                                Year ended October 31,
                                           2002        2001      2000       1999     1998
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year           $9.84     $15.87     $18.65    $16.95    $15.51
                                             -----     ------     ------    ------    ------

Income from investment operations:
     Net investment income                    0.12       0.24       0.30      0.22      0.16
     Net realized and unrealized gain
     (loss) on investments                   (1.56)     (4.57)      1.85      2.88      2.44
                                             ------     ------      ----      ----      ----

Total from investment operations             (1.44)     (4.33)      2.15      3.10      2.60
                                             ======     ======      ====      ====      ====

Less distributions:
     From net investment income              (0.13)     (0.20)     (0.34)    (0.22)    (0.15)
     From net realized gains                   --       (1.50)     (4.59)    (1.18)    (1.01)
                                               --       ------     ------    ------    ------

Total distributions                          (0.13)     (1.70)     (4.93)    (1.40)    (1.16)
                                             ------     ------     ------    ------    ------

Net asset value, end of year                 $8.27      $9.84     $15.87    $18.65    $16.95
                                             =====      =====     ======    ======    ======

Total return                                (14.80%)   (30.18%)    12.06%    19.20%    17.85%
-----------------------------------------------------------------------------------------------

Ratios/supplemental data:

Net assets, end of year (millions)           $5.2      $18.9      $37.0     $32.3     $42.0

Ratios to average net assets:#++
     Expenses                                 1.05%      1.05%      1.05%     1.05%     1.05%
     Net investment income                    1.26%      1.98%      1.51%     1.21%     0.97%

Portfolio turnover rate*                    163.72%    157.34%    206.19%   174.19%   111.47%

-------------------------
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.69%, 0.97%, 0.88%, 1.03% and 0.54%, respectively.
* Portfolio turnover rate of PIC Balanced Portfolio, in which all of the Fund's assets are invested.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights
For a share outstanding throughout each year

Growth Fund A
                                                                   Year ended October 31,
                                                2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $7.96         $18.57          $17.92        $13.67        $11.44
                                                -----         ------          ------        ------        ------
Income from investment operations:
      Net investment loss                       (0.09)^        (0.65)          (0.18)        (0.12)        (0.07)
      Net realized and unrealized gain
      (loss) on investments                     (1.64)^        (7.51)           2.20          4.37          2.30
                                                -------        ------           ----          ----          ----

Total from investment operations                (1.73)^        (8.16)           2.02          4.25          2.23
                                                -------        ------           ----          ----          ----
Less distributions:
      From net realized gain                     --            (2.45)          (1.37)         --            --
                                                -------        ------           ----          ----          ----

Total distributions                              --            (2.45)          (1.37)         --            --
                                                -------        ------           ----          ----          ----

Net asset value, end of year                    $6.23          $7.96          $18.57        $17.92        $13.67
                                                =====          =====          ======        ======        ======
Total return                                   (21.73%)       (50.35%)         11.15%        31.09%        19.49%
------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
Net assets, end of year (millions)              $0.5           $0.4            $7.7          $6.8          $3.7

Ratios to average net assets:#++
      Expenses                                   1.35%          1.35%           1.35%         1.35%         1.35%
      Net investment loss                       (0.86%)        (0.76%)         (0.89%)       (0.85%)       (0.68%)

Portfolio turnover rate*                        83.09%        105.02%         148.85%        80.34%        81.06%


------------------

^    Calculations are based on average shares outstanding for the period.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fee waived and expenses absorbed. The combined fees waived and expenses absorbed were 18.64%, 3.03%, 1.11%, 1.27% and 2.73%, respectively.
* Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.

                                 PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights

For a share outstanding throughout each year

Small Company Growth Fund A
                                                                Year ended October 31,
                                                        ---------------------------------------
                                                2002         2001          2000        1999         1998
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $12.13      $19.38        $13.55        $8.50      $10.42
                                                ------      ------        ------        -----      ------

Income from investment operations:
        Net investment income (loss)             (0.13)      (0.15)         0.10++      (0.30)      (0.12)
        Net realized and unrealized gain
        (loss) on investments                    (2.35)      (7.10)         5.73         5.35       (1.80)
                                                 ------      ------         ----         ----       ------
Total from investment operations                 (2.48)      (7.25)         5.83         5.05       (1.92)
                                                 ------      ------         ----         ----       ------

Net asset value, end of year                     $9.65      $12.13        $19.38       $13.55       $8.50
                                                 =====      ======        ======       ======       =====
Total return                                    (20.45%)    (37.41%)       43.03%       59.41%     (18.43%)
------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
Net assets, end of year (millions)              $35.3       $39.6         $59.5         $0.9        $2.7

Ratios to average net assets:#++
        Expenses                                  1.45%       1.45%         1.45%        1.55%       1.55%
        Net investment income (loss)             (1.20%)     (1.04%)       (0.93%)      (1.35%)     (1.23%)

Portfolio turnover rateo                        100.71%      99.00%       143.39%      133.24%      81.75%

------------------------
#    Includes  the Fund's  share of  expenses,  net of fees waived and  expenses absorbed, allocated from the related Portfolio.
++   Net of fees waived and  expenses  absorbed.  The  combined  fees waived and expenses absorbed were 0.41%, 0.36%, 0.43%, 5.85% and 2.78%, respectively.
++   Per share numbers have been calculated  using the average shares method.  o
     Portfolio  turnover  rate of PIC Small Cap  Portfolio,  in which all of the
     Fund's assets are invested.


                                 PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights
For a share outstanding throughout each period

Growth Fund B
                                                             Year ended October 31,        March 31, 1999*
                                                      -------------------------------------    through
                                                         2002        2001         2000     October 31, 1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $9.85      $19.91      $18.05        $17.65

Income from investment operations:
        Net investment income (loss)                       (0.16)      (0.25)      (0.29)        (0.07)
        Net realized and unrealized gain(loss) on
        investments                                        (1.98)      (9.81)       2.15          0.47
                                                           ------      ------       ----          ----

Total from investment operations                           (2.14)     (10.06)       1.86          0.40
                                                           ------     -------       ----          ----

Net asset value, end of period                             $7.71       $9.85      $19.91        $18.05
                                                           =====       =====      ======        ======

Total return                                              (21.73%)    (50.53%)     10.30%         2.27%^
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (millions)                       $0.6        $0.8        $1.8          $1.0

Ratios to average net assets:#++
        Expenses                                            2.10%       2.10%       2.10%         2.10%+
        Net investment income (loss)                       (1.60%)     (1.52%)     (1.64%)       (1.70%) +

Portfolio turnover rate*                                   83.09%     105.02%     148.85%        80.34%

------------------------------
*    Commencement of operations.
+    Annualized.
^    Not annualized.
#    Includes  the Fund's  share of  expenses,  net of fees waived and  expenses absorbed, allocated from the related Portfolio.
++   Net of fees waived and  expenses  absorbed.  The  combined  fees waived and expenses absorbed were 8.70%, 5.15%, 4.66%, and 24.58%, respectively.
*    Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.

                                 PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights
For a share outstanding throughout each period

Mid Cap Fund B
                                                             Year ended October 31,        March 31, 1999*
                                                      -------------------------------------    through
                                                         2002        2001         2000     October 31, 1999
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $15.47      $30.42      $15.60        $13.03
                                                          ------      ------      ------        ------

Income from investment operations:
        Net investment income (loss)                       (0.37)      (0.36)      (0.31)        (0.02)
        Net realized and unrealized gain
        (loss) on investments                              (2.25)     (13.37)      15.13          2.59
                                                           ------     -------      -----          ----

Total from investment operations                           (2.62)     (13.73)      14.82          2.57
                                                           ------     -------      -----          ----
Less distributions:
       From net realized gain                               -          (1.22)       -             -
                                                           ------     -------      -----          ----

Net asset value, end of period                            $12.85      $15.47      $30.42        $15.60
                                                          ======      ======      ======        ======

Total return                                              (16.94%)    (46.85%)     95.00%        19.72%^
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (millions)                       $3.5        $5.6        $9.4          $0.7

Ratios to average net assets:#++
        Expenses                                            2.14%       2.14%       2.14%         2.14%+
        Net investment income (loss)                       (1.99%)     (1.79%)     (1.76%)       (1.69%)+

Portfolio turnover rate*                                  259.63%     148.64%     185.88%       144.64%

----------------------
*    Commencement of operations.
+    Annualized.
^    Not annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 1.89%, 1.39%, 1.61%, and 95.73%, respectively.
* Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.


                                 PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

Financial Highlights
For a share outstanding throughout each period

Small Company Growth Fund B
                                                                               March 31, 1999*
                                                 Year ended October 31,            through
                                          -------------------------------------
                                             2002        2001         2000     October 31, 1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $11.48      $18.65      $13.27         $9.64
                                              ------      ------      ------         -----

Income from investment operations:
        Net investment income (loss)           (0.29)      (0.27)      (0.21)        (0.06)
        Net realized and unrealized gain
        (loss) on investments                  (2.19)      (6.90)       5.59          3.69
                                               ------      ------       ----          ----

Total from investment operations               (2.48)      (7.17)       5.38          3.63
                                               ------      ------       ----          ----

Net asset value, end of period                 $9.00      $11.48      $18.65        $13.27
                                               =====      ======      ======        ======

Total return                                  (21.60%)    (38.45%)     40.54%        37.66%^
------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (millions)           $0.6        $1.0        $1.6          $0.1

Ratios to average net assets:#++
        Expenses                                2.30%       2.30%       2.30%         2.30%+
        Net investment income (loss)           (2.08%)     (1.83%)     (1.86%)       (2.07%)+

Portfolio turnover rate*                      100.71%      99.00%     143.39%       133.24%

---------------------------
*    Commencement of operations.
+    Annualized.
^    Not annualized.
# Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 7.40%, 5.73%, 5.59%, and 204.11%, respectively.
* Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.


                                 Privacy Notice

PIC Investment Trust, Provident Investment Counsel and Quasar Distributors, LLC collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                       Provident Investment Counsel Funds

                                 Balanced Fund A
                              Growth Funds A and B
                                 Mid Cap Fund B
                       Small Company Growth Funds A and B

For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          Provident Investment Counsel
                                  P.O. Box 9826
                              Providence, RI 02940
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                  (The Trust's SEC Investment Company Act File No. is 811-06498)


                              PIC INVESTMENT TRUST

                                 Balanced Fund A
                              Growth Funds A and B
                                 Mid Cap Fund B
                       Small Company Growth Funds A and B



                       Statement of Additional Information

                               Dated March 3, 2003




     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Mid Cap Fund B and Provident Investment Counsel Small Company Growth Fund B, each a series of PIC Investment Trust (the "Trust"), which share a common prospectus dated March 1, 2003.

     The Provident Investment Counsel Balanced Fund A (the "Balanced Fund") invests in the PIC Balanced Portfolio; the Provident Investment Counsel Growth Fund A and the Provident Investment Counsel Growth Fund B (the "Growth Funds") invest in the PIC Growth Portfolio; the Provident Investment Counsel Mid Cap Fund B (the "Mid Cap Fund") invests in the PIC Mid Cap Portfolio; and the Provident Investment Counsel Small Company Growth Fund A and the Provident Investment Counsel Small Company Growth Fund B (the "Small Company Growth Funds") invest in the PIC Small Cap Portfolio. (In this SAI, the Balanced Fund, the Growth Funds, the Mid Cap Fund and the Small Company Growth Funds may be referred to as the "Funds," and the PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios").

     Provident Investment Counsel (the "Advisor") is the investment advisor to the Portfolios. A copy of the Funds' prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (800) 618-7643.

     The annual report to shareholders for the Funds for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS


                                                                            Page

INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS........................................................8
MANAGEMENT....................................................................10
CONTROL PERSONS...............................................................13
CUSTODIAN AND AUDITORS........................................................21
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................21
PORTFOLIO TURNOVER............................................................23
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................24
NET ASSET VALUE...............................................................24
TAXATION......................................................................25
DIVIDENDS AND DISTRIBUTIONS...................................................27
PERFORMANCE INFORMATION.......................................................27
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM......................................30
GENERAL INFORMATION...........................................................30
FINANCIAL STATEMENTS..........................................................31
APPENDIX......................................................................32


                       INVESTMENT OBJECTIVES AND POLICIES

Introduction

     Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

     The overall management of the Trust and each of the Portfolios is overseen by separate Boards of Trustees (together "Boards of Trustees"), which are currently comprised of the same trustees. The Trustees of the Trust believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of a Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly. For more information about the Boards of Trustees, see "Management."

     Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

     The Balanced Fund. The investment objective of the Balanced Fund is to provide high total return while reducing risk. There is no assurance that the Balanced Fund will achieve its objective. The Balanced Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Balanced Portfolio (the "Balanced Portfolio"). The Balanced Portfolio is a diversified open-end management investment company having the same investment objective as the Balanced Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Balanced Fund and the Balanced Portfolio. Because the investment characteristics of the Balanced Fund will correspond directly to those of the Balanced Portfolio, the discussion refers to those investments and techniques employed by the Balanced Portfolio.

     The Growth Funds. The investment objective of the Growth Funds is to provide long-term growth of capital. There is no assurance that the Growth Funds will achieve their objective. The Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Funds and the Growth Portfolio. Because the investment characteristics of the Growth Funds will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.

     The Mid Cap Fund. The investment objective of the Mid Cap Fund is to provide long-term growth of capital. There is no assurance that the Mid Cap Fund will achieve their objective. The Mid Cap Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Mid Cap Portfolio (the "Mid Cap Portfolio"). The Mid Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Mid Cap Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Mid Cap Fund and the Mid Cap Portfolio. Because the investment characteristics of the Mid Cap Fund will correspond directly to those of the Mid Cap Portfolio, the discussion refers to those investments and techniques employed by the Mid Cap Portfolio.


     The Small Company Growth Funds. The investment objective of the Small Company Growth Funds is to provide capital appreciation. There is no assurance that the Small Company Growth Funds will achieve their objective. The Small Company Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Small Cap Portfolio (the "Small Cap Portfolio"). The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Small Company Growth Funds and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth Funds will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Portfolios. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     Options Activities. The Balanced Portfolio may write (i.e., sell) call options ("calls") on debt securities, and the Small Cap Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When any Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     These Portfolios may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     These Portfolios also may write and purchase put options ("puts"). When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When a Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     A Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     Futures Contracts. The Balanced Portfolio may buy and sell interest rate futures contracts, and all the Portfolios may buy and sell stock index futures contracts. The Portfolios will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

     A Portfolio will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Portfolio's futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

     Foreign Securities. The Portfolios may invest in securities of foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. A Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Portfolios may enter into forward contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

     At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase their income, the Portfolios may lend their portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. Each Portfolio has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Portfolio. During the time a Portfolio's portfolio securities are on loan, the borrower pays a Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by a Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of a Portfolio or the borrower.

     Segregated Accounts. When a Portfolio writes an option, sells a futures contract, enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by a Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet a Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. All of the Portfolios may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Portfolio's net asset value. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. A Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When a Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolios may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in a Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     Debt Securities and Ratings. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio. Except with respect to borrowing, changes in values of assets of a particular Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund or Portfolio at the time that it purchases any security.

     As a matter of fundamental policy, each Portfolio is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Funds invest all of their assets in shares of the respective Portfolios. Each Fund's and each Portfolio's investment objective is fundamental.

     In addition, except as noted below, no Fund or Portfolio may:

1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund's and/or the Portfolio's total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item
     (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Write put or call options, except that (a) the Balanced Portfolio may write covered call and cash secured put options on debt securities, and the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices, and (b) this restriction does not apply to the Mid Cap Portfolio;

5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

7.   Purchase  or sell real  estate or  interests  in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), except that this does not apply to the Mid Cap Portfolio;

8.   Purchase or sell commodities or commodity  futures  contracts,  except that
     (a) any Portfolio may purchase and sell stock index futures contracts, (b) the Balanced Portfolio may purchase and sell interest rate futures contracts, and (c) this does not apply to the Mid Cap Portfolio;

9. Invest in oil and gas limited partnerships or oil, gas or mineral leases, except that this does apply to the Mid Cap Portfolio;

10. Make loans (except for investments in debt securities consistent with the investment policies of a Fund and Portfolio and in repurchase agreements; except that the Portfolios may make loans of portfolio securities);

11.  Make investments for the purpose of exercising control or management.

     The Portfolios observe the following restrictions as a matter of operating but not fundamental policy. Except as noted below, no Portfolio may:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

3. Make loans of portfolio securities in an amount exceeding 25% of their respective total assets.

4.   With respect to the Mid Cap Portfolio, write put or call options.

5. With respect to the Mid Cap Portfolio, purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent. Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, including the Trustees that are not "interested persons" of the Trust of the Advisor as that term is defined in the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.

                              Independent Trustees
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Jettie M. Edwards (age 56) Trustee     Since 1993     Consulting principal of Syrus               13      Trustee of the PBHG
c/o   Provident Investment                            Associates (consulting firm) (1986                  Funds, Inc.;
Counsel                                               to 2002).                                           Director of PBHG
300 North Lake Avenue                                                                                     Insurance Series
Pasadena CA 9110176                                                                                       Fund, Inc.; Trustee
                                                                                                          of EQ Advisors Trust.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Richard N. Frank (age 79)  Trustee     Since 1993     Chief Executive Officer, Lawry's            13      N/A
234 E. Colorado Blvd.                                 Restaurants, Inc. (restaurant
Pasadena, CA 91101                                    company); formerly, Chairman of
                                                      Lawry's Foods, Inc. (restaurants and
                                                      food seasoning) (1997 - 2002).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
James Clayburn LaForce     Trustee     Since 1993     Dean Emeritus, John E. Anderson             13      Director, The Payden
(age 74)                                              Graduate School of Management,                      & Rygel Investment
P.O. Box 1595                                         University of California, Los                       Group, The
Pauma Valley, CA 95061                                Angeles.                                            Metzler/Payden
                                                                                                          Investment Group,
                                                                                                          BlackRock Funds,
                                                                                                          Jacobs Engineering,
                                                                                                          Cancervax; Trustee
                                                                                                          of Advisors Series
                                                                                                          Trust (May 2002 to
                                                                                                          present); Arena
                                                                                                          Pharmaceutical (January
                                                                                                          2003 to present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Wayne H. Smith             Trustee     Since 1993     President of Wayne H. Smith                 13      Director, Sunlaw
(age 61)                                              Consulting, Inc. (July 2002 to                      Energy Company (an
150 N. Orange Grove Blvd.                             present); Vice President Financial                  independent
Pasadena, CA 91103                                    Services of Avery Dennison                          electrical power
                                                      Corporation (a pressure sensitive                   company, Vernon,
                                                      material and office products                        California
                                                      manufacturer) (June 2001 to                         (February 2002 to
                                                      June 2002); Vice President and                      Present); Director,
                                                      Treasurer of Avery Dennison                         Equigene Research (a
                                                      Corporation (1979 to June 2001).                    high-tech company)
                                                                                                          (February 2002 to
                                                                                                          present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Kevin E. Villani (age 54)  Trustee     Since 2002     Consultant (1999-2002), Executive           13      N/A
5658 Dolphin Place                                    Vice President/Chief Executive
La Jolla, CA 92037                                    Officer of ICII, a Financial
                                                      Services Company.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
William S. Anderson        Trustee     Since 2002     Executive Vice President of Topa             13     Director of Mellon
(age 45)                                              Equities, Ltd., a Diversified                       First Business Bank
1800 Avenue of the Stars,                             Holding Company.                                    (since 1997);
Suite 1400                                                                                                Director of Country
Los Angeles, CA 90067                                                                                     Title Holding (since
                                                                                                          2000).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                         Interested Trustees & Officers
-------------------------- ----------- -------------- -------------------------------------- ------------ -------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee

-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas J. Condon           Trustee     Since 1993     Managing Director of the Advisor.            13        N/A
(age 62)
300 North Lake Avenue
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Aaron W.L. Eubanks, Sr.    Vice        Since 1999     Chief Operating Officer of the Advisor      N/A        N/A
(age 40)                   President                  since August 1999; formerly, Director
300 North Lake Avenue      and                        of Operations of the Advisor.
Pasadena CA 91101          Secretary
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas M. Mitchell         President   Since 2000     Managing Director of the Advisor since      N/A        N/A
(age 58)                                              May 1995; Executive Vice President of
300 North Lake Avenue                                 the Advisor from May 1983 to May 1999.
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
William T. Warnick         Vice        Since 1999     Chief Financial Officer of the Advisor      N/A        N/A
(age 35)                   President                  since August 1999; formerly Controller
300 North Lake Avenue      and                        of the Advisor.
Pasadena, CA 91101         Treasurer
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------

Board Committees

     The Board has two standing committees as described below:

(1) Audit Committee - Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee meets at least once annually. During the fiscal year ended October 31, 2002, the Audit Committee met on March 19, 2002. The Audit Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

(2) Nominating Committee - Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee meets as necessary. During the fiscal year ended October 31, 2002, the Nominating Committee met on November 17, 2002. The Nominating Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

Board Interest in the Portfolios

     Various Board members own shares of certain Funds that are feeder funds into the Portfolios in the following dollar ranges as indicated below:

A. $1-$10,000 B. $10,001-$50,000 C. $50,001-$100,000 D. over $100,000

--------------------------- ----------------- ----------------- ---------------- ------------------
Name of Trustee             Balanced Fund A    Growth Fund A     Growth Fund B    Mid Cap Fund B
--------------------------- ----------------- ----------------- ---------------- ------------------
Jettie Morrill Edwards             --                --               --                --
Wayne Smith                        --                --               --                --
James Clayburn LaForce             --                --               --                --
Richard Nathan Frank               --                --               --                 D
Kevin Emil Villani(2)              --                --               --                --
William Stewart Anderson(2)        --                --               --                --
--------------------------- ----------------- ----------------- ---------------- ------------------

--------------------------- ---------------- ----------------- ----------------------------------------------
Name of Trustee              Small Company    Small Company     Aggregate Dollar Range of Equity Securities
                                                                  in All Registered Investment Companies
                             Growth Fund A    Growth Fund B     Overseen by Trustee in Family of Investment
                                                                               Companies(1)
--------------------------- ---------------- ----------------- ----------------------------------------------
Jettie Morrill Edwards            --                --                              --
Wayne Smith                        C                --                               C
James Clayburn LaForce             A                A                                A
Richard Nathan Frank               D                --                               D
Kevin Emil Villani(2)             --                --                               C
William Stewart Anderson(2)       --                --                              --
--------------------------- ---------------- ----------------- ----------------------------------------------

(1) The aggregate dollar range of securities owned by the Trustees may include other Funds not discussed in this SAI.

(2)  Elected on 9/17/2002.

Trustee Interest in Advisor, Distributor or Affiliates


     Neither the Trustees who are "not interested" persons of the Portfolios, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Advisor, Quasar Distributors, LLC (the "Distributor") or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interests, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.


Trustee Interest in Any Material Transactions with Advisor, Distributor or Affiliates

     During the two most recently completed calendar years neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of the Advisor or Distributor were a party.

Compensation

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2002. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."

---------------------- --------------- --------------- --------------- -------------- ------------------
     Name of Trustee      Aggregate       Aggregate        Deferred       Deferred          Total
                                                                        Compensation
                                                         Compensation    Accrued as     Compensation
                                                       Accrued as Part     Part of     From Trust and
                         Compensation    Compensation      of Trust      Portfolios    Portfolios paid
                          from Trust   from Portfolios   Expenses(3)     Expenses(3)     to Trustee
---------------------- --------------- --------------- --------------- -------------- ------------------
Jettie M. Edwards      $    12,500     $    12,500     $         0     $         0    $    25,000
---------------------- --------------- --------------- --------------- -------------- ------------------
Wayne H. Smith         $    12,500     $    12,500     $         0     $         0    $    25,000
---------------------- --------------- --------------- --------------- -------------- ------------------
Richard N. Frank       $         0     $         0     $    12,500     $    12,500    $    25,000
---------------------- --------------- --------------- --------------- -------------- ------------------
Angelo R. Mozillo(1)   $         0     $         0     $     6,500     $     6,500    $    13,000
---------------------- --------------- --------------- --------------- -------------- ------------------
James Clayburn LaForce $         0     $         0     $    12,000     $    12,000    $    24,000
---------------------- --------------- --------------- --------------- -------------- ------------------
Kevin E. Villani(2)    $         0     $         0     $     3,000     $     3,000    $     6,000
---------------------- --------------- --------------- --------------- -------------- ------------------
William S. Anderson(2) $     3,000     $     3,000     $         0     $         0    $     6,000
---------------------- --------------- --------------- --------------- -------------- ------------------

(1)  Resigned on 6/18/2002.

(2)  Elected on 9/17/2002


(3) On December 19, 1995, each Portfolio approved a Deferred Compensation Plan for Trustees (the "Deferred Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Deferred Plan. If a Trustee elects to defer payment, the Deferred Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in designated investments. The Portfolios recognize as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.


                                 CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Balanced Fund A as of January 31, 2003:

     Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
     National Financial Services Corp,                       215,311.912            35.6%
     For Exclusive Benefit of our customers
     Church Street Station
     PO Box 3908
     New York, NY 10008

     United California Bank Trustee,                         118,578.158            19.8%
     FBO Beth Whipple
     PO Box 60078
     Los Angeles, CA 90060

     Keith R. Helsby and Alan Holzer                          31,851.002             5.3%
     FBO The NY Stock Exchange Fallen Heroes
     11 Wall Street
     New York, NY 10005

     Susan M. Thayer                                          32,959.448             5.5%
     1175 Wyndemere Circle
     Longmont, CO  80501


     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund A as of January 31, 2003:

     Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
     Merrill Lynch                                              9,632.285           16.8%
     Attn: Mutual Fund Admin
     4800 Deer Lake Drive E Floor 2
     Jacksonville, FL  32246

     Robert A. Wadsworth and Nine J. Wadsworth                 32,702.573           57.1%
     6732 E Fanfol Drive
     Paradise Valley, AZ  85253

     David E. Cronenbold, Jr.                                   4,219.426            7.4%
     23324 Park Colombo
     Calabasas, CA  91302

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund A as of January 31, 2003:

     Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
     UMBSC & Co., Trustee                                    191,287.318             6.1%
     FBO IBC Savings
     PO Box 419260
     Kansas City, MO 64141

     UMBSC & Co.                                             935,664.416            29.8%
     FBO Interstate Brands Corp
     PO Box 419175
     Kansas City, MO 64141

     UMBSC & Co.                                             437,787.885            13.9%
     FBO Interstate Brands Unit Elect-Mod
     PO Box 419175
     Kansas City, MO 64141

     Charles Schwab & Co Inc.,                               220,637.731             7.0%
     Special Custody Acct. for Benefit of Customer
     101 Montgomery Street
     San Francisco, CA 94104

     Marchside & Co                                          443,244.211            14.1%
     211 Congress Street
     11th Floor
     Boston, MA 02110

     Merrill Lynch                                           177,066.998             5.6%
     For the sole benefit of its clients
     Building One Fund Admin Team A
     4800 Deer Lake Drive, E Floor 2
     Jacksonville, FL 32246


     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund B as of January 31, 2003:

     Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
     Merrill Lynch Pierce Fenner & Smith                     57,866.176             78.8%
     For the sole benefit of its customers
     Attn: Service Team
     4800 Deer Lake Drive, E Floor 3
     Jacksonville, FL 32246

     Stifel Nicolaus & Co. Inc.                               5,483.411              7.5%
     Kokomo Urology Inc. Profit
     501 North Broadway
     St. Louis, MO 63102

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Mid Cap Fund B as of January 31, 2003:

      Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
      Merrill Lynch Pierce Fenner & Smith                      228,883.890           90.1%
      For the sole benefit of its customers
      Attn: Service Team
      4800 Deer Lake Drive, E Floor 3
      Jacksonville, FL 32246


     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund B as of January 31, 2003:

     Name and Address                                 No. of Shares Owned       % of Shares
     ----------------                                 -------------------       -----------
     Merrill Lynch Pierce Fenner & Smith                      66,162.119            91.2%
     For the sole benefit of its customers
     Attn: Service Team
     4800 Deer Lake Drive, E Floor 3
     Jacksonville, FL 32246


     As of January 31, 2003, shares of the Funds owned by the Trustee and officers as a group were less than 1%.

The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Balanced Portfolio at an annual rate of 0.60% of its average net assets, from the Growth Portfolio 0.80% of its average net assets, from the Small Cap Portfolio 0.80% of its average net assets and from the Mid Cap Portfolio 0.70% of its average net assets.

     The Advisor has agreed to limit the aggregate expenses of the Funds (including expenses allocated from the respective Portfolios) through the year 2013 as follows:

------------------------------------- -----------------
Fund                                    Expense Cap
                                         (as a % of
                                       average daily
                                        net assets)
------------------------------------- -----------------
Balanced Fund A                            1.05%
Growth Fund A                              1.35%
Small Company Growth Fund A                1.45%
Growth Fund B                              2.10%
Mid Cap Fund B                             2.14%
Small Company Growth Fund B                2.30%
------------------------------------- -----------------

     For the fiscal years ended October 31, 2002, 2001, and 2000, the Advisor was paid as follows by the Portfolios:

                               Balanced Portfolio
-------- ----------------------- ---------------------- ------------------------
Year           Total Fees            Fees Waived/            Balance Paid to
           Accrued by Advisor      Expenses Absorbed     (Received From) Advisor
-------- ----------------------- ---------------------- ------------------------
2002         $      81,596           $     111,205          $    (29,609)
2001         $     148,400           $      86,535          $      61,865
2000         $     226,539           $     102,737          $     123,802
-------- ----------------------- ---------------------- ------------------------

                                Growth Portfolio
-------- ----------------------- ---------------------- ------------------------
Year           Total Fees            Fees Waived/        Balance Paid to Advisor
           Accrued by Advisor      Expenses Absorbed
-------- ----------------------- ---------------------- ------------------------
2002         $     603,500           $      87,952          $     515,548
2001         $     897.486           $      21,125          $     876,361
2000         $   1,667,220           $       1,869          $   1,665,351
-------- ----------------------- ---------------------- ------------------------

                              Mid Cap Portfolio
-------- ---------------------- ---------------------- -------------------------
Year          Total Fees            Fees Waived/        Balance Paid to Advisor
          Accrued by Advisor      Expenses Absorbed
-------- ---------------------- ---------------------- -------------------------
2002         $    184,534           $     122,967          $      61,567
2001         $    227,461           $      93,892          $     133,569
2000         $    226,136           $     104,920          $     121,216
-------- ---------------------- ---------------------- -------------------------


                             Small Cap Portfolio
-------- ----------------------- ---------------------- ------------------------
Year           Total Fees            Fees Waived/        Balance Paid to Advisor
           Accrued by Advisor      Expenses Absorbed
-------- ----------------------- ---------------------- ------------------------
2002         $    1,638,092          $       91,831         $    1,546,261
2001         $    1,975,820          $            0         $    1,975,820
2000         $    2,771,902          $            0         $    2,771,902
-------- ----------------------- ---------------------- ------------------------
     Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     In determining whether to renew the Advisory Agreements, the Boards of Trustees of the Portfolios evaluate information provided by the Advisor in accordance with Section 15(c) of the 1940 Act. At its December 17, 2002 meeting, each Board considered a number of factors in recommending renewal of the existing Agreements, including the quality of services provided to the
Portfolios, fees and expenses borne by the Funds and the Portfolios, and financial results of the Advisor.

     In reviewing the quality of services with respect to the PIC Growth Portfolio, the Board noted that for the relevant one-year, three-year and five-year periods ended October 31, 2002, the net asset value per share of the Funds had decreased. The Board further noted that while for the three-year and five-year periods, Growth Fund A had a return at the bottom of its peer group and below the Lipper Large Cap Growth Index (which covers a larger range of similar mutual funds), for the one-year period, both the Growth Funds had a return near the average of their peer group and the Index. The Board also considered steps the Advisor was taking or proposed to take to enhance investment performance.

     In reviewing the quality of services for the PIC Mid Cap Portfolio, the Board noted that for the relevant one-year and three-year periods ended October 31, 2002, the net asset value per share of the Mid Cap Fund had decreased, but that for both periods, the Fund had a return near or above the average of its peer group and above the Lipper Mid Cap Growth Index (which covers a larger range of similar mutual funds).

     In reviewing the quality of services with respect to the PIC Small Cap Portfolio, the Board noted that for the relevant one-year, three-year and five-year periods ended October 31, 2002, the net asset value per share of the Funds had decreased. The Board further noted that while for the one-year and three-year periods, Fund A had a return below the average of its peer group and below the Lipper Small Cap Growth Index (which covers a larger range of similar mutual funds), for the five-year period, Fund A had a return above the average of its peer group and above the Index, and that while for the three-year period, Fund B had a return below its peer group average and the Index, for the one-year period, Fund B had a return near or at the average of its peer group and close to the Index.

     In reviewing the quality of services with respect to the Balanced Portfolio, the Board noted that for each of the relevant one-year, three-year and five-year periods ended October 31, 2002, the Balanced Fund had substantially under-performed both its peer group of mutual funds and the Lipper Balanced Fund Index (which covers a larger range of similar mutual funds). The Board determined to examine the reason for this underperformance in detail with the Advisor in further meetings and to monitor the Balanced Portfolio's performance closely during the coming year.

     For each of the Portfolios, the Board also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Advisor, its brokerage and soft dollar practices, and its regulatory compliance procedures.

     In reviewing the investment advisory fees and total expenses, the Board noted that, with respect to each Fund, advisory fees and total expenses as a percentage of such Fund's average net assets were favorable (at or below the top 50%) in relation to its peer group of mutual funds.

     Based  on  their  review,  the  Board  of  Trustees  as a  whole,  and  the
Independent Trustees separately, concluded that the terms of the Advisory Agreements were fair and reasonable and similar to those which could have been obtained through arms-length negotiations, and approved renewal of such Agreements.

     The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2002, 2001 and 2000 are shown below:

             Fees Earned by the Advisor for Administrative Services

---------------------------- ------------------ ----------------- --------------
Fund                               2002               2001              2000
---------------------------- ------------------ ----------------- --------------
Balanced Fund A                 $   27,112        $   49,340         $  74,654
Growth Fund A                   $      788        $    4,436         $  16,931
Small Company Growth Fund A     $   79,990        $   95,155         $  65,436
Growth Fund B                   $    1,642        $    2,671         $   3,368
Mid Cap Fund B                  $   10,130        $   14,775         $  11,369
Small Company Growth Fund B     $    1,916        $    2,504         $   2,451
---------------------------- ------------------ ----------------- --------------


The Administrator

     The Funds and the Portfolios each pay a monthly administration fee to U.S. Bancorp Fund Services, LLC ("USBFS") for managing some of their business affairs. Each Fund pays an annual fee of $15,000. Each Portfolio pays an annual administration fee of 0.10% of its average net assets. Each Portfolio, other than the Balanced Portfolio (which has no minimum), is subject to an annual minimum administration fee of $45,000. On July 3, 2001, Investment Company Administration, LLC was acquired by U.S. Bancorp and its affiliates. On December 31, 2001, ICA changed its name to U.S. Bancorp Fund Services, LLC.

     For the fiscal years ended October 31, 2002, 2001, and 2000 the Portfolios paid the following in administration fees to USBFS:

                        Administrative Fees Paid to USBFS
------------------------- ------------ ------------ ------------
                             2002         2001         2000
------------------------- ------------ ------------ ------------
Balanced Portfolio         $ 13,599     $ 24,733     $ 37,756

Growth Portfolio           $ 75,437     $112,186     $208,403
Mid Cap Portfolio          $ 45,625     $ 45,625     $ 45,552
Small Cap Portfolio        $204,762     $246,977     $346,488
------------------------- ------------ ------------ ------------

The Distributor

         Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin, 53202, is the Trust's principal underwriter. The Distributor is an affiliate of USBFS. The Distributor does not receive any sales commissions.

Distribution Plans

     The Trustees and/or shareholders of the Trust have adopted, on behalf of each Fund A, a Distribution Plan (the "A Plan") pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that each Fund A will pay a 12b-1 fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

     The Trustees of the Trust have adopted, on behalf of each Fund B, a Distribution Plan (the "B Plan") pursuant to Rule 12b-1 under the 1940 Act. The B Plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund B's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of up to 0.25% of each Fund B's average daily net assets.

                 ------------------------------------ --------------
                 Fund                                  12b-1 Fees
                 ------------------------------------ --------------
                 Balanced Fund A                         $33,888
                 Growth Fund A                           $   983
                 Small Company Growth Fund A             $99,985
                 Growth Fund B                           $ 6,151
                 Mid Cap Fund B                          $37,983
                 Small Company Growth Fund B             $ 7,178
                 ------------------------------------ --------------

----------------------------- --------------- ----------- ----------- ----------------- --------- -----------
                                                                      Compensation
                              Advertising/    Printing/    Payment     to sales
                              Marketing       Posostage    to dealers  personnel         Other      Total
----------------------------- --------------- ----------- ----------- ----------------- --------- -----------
Balanced Fund A               $0              $1,052      $  1,788    $  8,823          $0        $   11,663
Growth Fund A                 $0              $   29      $    352    $    165          $0        $      546
Small Company Growth Fund A   $0              $6,573      $ 10,276    $ 93,137          $0        $  109,986
Growth Fund B                 $0              $   67      $  1,742    $    379          $0        $    2,188
Mid Cap Fund B                $0              $  468      $  4,794    $  2,225          $0        $    7,487
Small Company Growth Fund B   $0              $  151      $  1,142    $    447          $0        $    1,740
----------------------------- --------------- ----------- ----------- ----------------- --------- -----------


Shareholder Servicing Plan

     On May 15, 1998, the Board of Trustees approved the implementation of a Shareholder Servicing Plan (the "Servicing Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each Fund A will pay the Advisor a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Funds under the Servicing Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund A shares owned by its customers.


     During the fiscal year ended October 31, 2002, Balanced Fund A, Growth Fund A and Small Company Growth Fund A, Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B paid the following in shareholder servicing fees:

         -------------------------------- ------------------------------
         Fund                                 Shareholder Servicing Fees
         -------------------------------- ------------------------------
         Balanced Fund A                            $      20,333
         Growth Fund A                              $         590
         Small Company Growth Fund A                $      59,991
         Growth Fund B                              $       2,050
         Mid Cap Fund B                             $      12,661
         Small Company Growth Fund B                $       2,393
         -------------------------------- ------------------------------

Dealer Commissions

     Sales charges imposed on purchases of the Fund A shares are paid to retail dealers, as follows:

                   ------------------------- ----------------------
                                               Dealer Commission
                                                   as a % of
                    Your investment            offering price
                   ------------------------- ----------------------
                   Up to $49,000                     5.00%
                   $50,000-$99,999                   3.75%
                   $100,000-$249,999                 2.75%
                   $250,000-$499,999                 2.00%
                   $500,000-$999,999                 1.60%
                   $1,000,000 and over                 *
                   ------------------------- ----------------------

  * A commission of up to 1.00% is paid to financial institutions that initiate purchases of $1 million or more.

                             CUSTODIAN AND AUDITORS

The Trust's custodian, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is responsible for holding the Funds' assets. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 9826 Providence, Rhode Island, 02940. The Trust's independent accountants, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036 assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolios or the Funds which invest in the Portfolios.

     The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

         Brokerage commissions for the Portfolios for the past three fiscal years ended October 31, 2000, 2001, and 2002 were as follows:

                               Balanced Portfolio
--------- --------------------------- -------------------------------------
Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------

2002               $18,151                           $1,281
2001               $25,768                           $5,580
2000               $40,850                           $3,707
--------- --------------------------- -------------------------------------


     The decrease in brokerage commissions from 2000 to 2002 can be attributed to both the reduction in the size of the Balanced Portfolio and to a reduction in the per share commission rate from $0.06 per share to $0.05 per share.


                                Growth Portfolio
--------- --------------------------- -------------------------------------
 Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------
2002                $158,382                         $16,934
2001                $199,880                         $19,768
2000                $338,144                         $11,375
---------- --------------------------- -------------------------------------


     The decrease in brokerage commissions from 2000 to 2002 can be attributed to both the reduction in the size of the Growth Portfolio and to a reduction in the per share commission rate from $0.06 per share to $0.05 per share.


                                Mid Cap Portfolio

--------- --------------------------- -------------------------------------
Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------

2002                $98,926                          $1,309
2001                $62,594                          $3,002
2000                $53,458                          $2,763
---------- -------------------------- -------------------------------------


     The increase in brokerage commissions from 2000 to 2002 resulted from a change in the placement of orders for Nasdaq securities, which constitute approximately 70% of the securities in the Mid Cap Portfolio. Beginning in January 2002, a majority of brokers began requiring Nasdaq orders on an agency basis only. Prior to January 2002, these securities were traded on a principal basis with commissions being included in the overall price paid by the Portfolio for the security and the agency commission on the transaction not being factored into the aggregate agency commissions paid. Although there are now greater reported commissions, the price being paid for the underlying securities has been lowered and the net effect is that overall commissions paid per transaction have decreased since 2001.


                               Small Cap Portfolio
--------- --------------------------- -------------------------------------
Year        Brokerage Commissions      Portion Paid for Research Services
--------- --------------------------- -------------------------------------

2002               $688,617                         $39,862
2001               $342,040                         $23,679
2000               $368,155                         $41,358
---------- -------------------------- -------------------------------------


     The increase in brokerage commissions from 2000 to 2002 resulted from the change in the placement of orders for Nasdaq securities described above, which securities constitute approximately 70% of the securities if the Small Cap Portfolio.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

     The debt securities which will be a major component of the Balanced Portfolio's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolios directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of a Portfolio may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to a Portfolio, they will be effected only when the Advisor believes that to do so is in the best interests of the Portfolio. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Portfolio and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

                               PORTFOLIO TURNOVER

     Although the Portfolios generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Portfolio turnover rates for the past two fiscal years ended October 31, 2001 and 2002 were as follows: Portfolio Turnover Rate

------------------------- -------------- ---------------
                              2002            2001
------------------------- -------------- ---------------
Balanced Portfolio            163.72%        157.34%

Growth Portfolio               83.09%        105.02%

Mid Cap Portfolio             259.69%        148.64%

Small Cap Portfolio           100.71%         99.00%
------------------------- -------------- ---------------


     The increase in turnover for 2002 resulted from the realization of losses on certain portfolio positions prior to the reorganization of the PIC Mid Cap Fund A series of the Trust in July 2002.

     Growth Portfolio turnover markedly decreased in 2002. While 2001 saw portfolio turnover at 105% due to significant benchmark reconstitution, high levels of market volatility, and fast changing innovation in various sectors, these dynamics subsided in 2002. As a result the Russell benchmark reconstitution was less significant than in years past, and active manager's response to such changes was necessarily diminished. In addition, Provident has taken a more defensive, diversified portfolio approach to this difficult market, requiring less changes to portfolio holdings or sector weightings.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The contingent deferred sales charge imposed on Fund B shares does not apply to (a) any redemption pursuant to a tax-free return of an excess contribution to an individual retirement account or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Fund shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Advisor or its affiliates; (d) any redemption made by employees, officers or directors of the Advisor or its affiliates; (e) any redemption by a tax-exempt employee benefit plan if continuation of the investment would be improper under applicable laws or regulations; and (f) any redemption or transfer of ownership of shares following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code"), of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the transfer agent within one year after the death or disability.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                 NET ASSET VALUE

         The net asset value of a Fund's and a Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. Each Fund's and Portfolio's net asset value is calculated separately.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

     The net asset value per share is computed by dividing the value of the securities held by each Portfolio or Fund plus any cash or other assets
(including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time, as shown below:

                              Net Assets
                ------------------------------ = Net Asset Value per share
                     Shares Outstanding

         An example of how the Funds calculated the net asset value per share as of October 31, 2002 is as follows:

                         Balanced Fund A

                         $5,243,267             =                 $8.27
                ------------------------------
                           633,959

                          Growth Fund A

                          $486,230              =                 $6.23
                ------------------------------
                           78,063

                   Small Company Growth Fund A

                         $35,307,106            =                 $9.65
                ------------------------------
                          3,658,021

                          Growth Fund B

                          $621,815              =                 $7.71
                ------------------------------
                           80,637

                         Mid Cap Fund B

                         $3,496,261             =                $12.85
                ------------------------------
                           272,116

                   Small Company Growth Fund B

                          $648,320              =                 $9.00
                ------------------------------
                           72,044


                                    TAXATION

Portfolios' Tax Status

     Each Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of a Portfolio will be deemed to have been "passed through" to the Funds and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

Funds' Tax Status

     The Funds will each be taxed as separate entities under the Code and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolios. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Funds investing in the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Portfolios are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolios at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Portfolios may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolios. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolios and taxed as ordinary income when distributed to shareholders of the Funds. The Portfolios may make certain elections available under the Code which are applicable to straddles. If a Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Portfolios will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     Each Fund is required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return

         Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

         Where:
                          "P"       =    represents a hypothetical initial
                                         investment of $1,000;
                          "T"       =    represents average annual total return;
                          "n"       =    represents the number of years; and
                          "ERV"     =    represents the ending  redeemable
                                         value at the end of the period
                                         of a  hypothetical  $1000  payment
                                         made at the  beginning of the  period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Funds' return computed at the public offering price (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the periods ended October 31, 2002 are set forth below(1):

                           Average Annual Total Return
---------------------------- ---------- ------------ ----------- ---------------
                              One Year   Five Years   10 Years   Life of Fund(2)
---------------------------- ---------- ------------ ----------- ---------------
Balanced Fund A                -19.70%     -2.47%        4.41%     Not required
Growth Fund A                  -26.23%     -8.60%       N/A            -5.34%
Small Company Growth Fund A    -25.02%     -2.68%       N/A            -1.64%
Growth Fund B                  -25.64%       N/A        N/A           -21.28%
Mid Cap Fund B                 -21.09%       N/A        N/A             0.02%
Small Company Growth Fund B    -25.52%       N/A        N/A            -2.72%
---------------------------- ---------- ------------ ----------- ---------------

(1) Certain fees and expenses of the Funds have been reimbursed from inception through October 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.
(2) The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

         Where:
                          "P"       =   represents a hypothetical initial
                                        investment of $1,000;
                          "T"       =   represents average annual total return;
                          "n"       =   represents the number of years; and
                          "ATV(D)"  =   represents   the  ending  value  of
                                        the hypothetical   initial
                                        investment after taxes on
                                        distributions, not after
                                        taxes on redemption.
                                        Dividends and other
                                        distributions are assumed to
                                        be reinvested in shares at
                                        the prices in effect on the
                                        reinvestment dates. ATV(D)
                                        will be adjusted to reflect
                                        the effect of any absorption
                                        of Fund expenses by the
                                        Advisor.

         The average annual total returns (after taxes on distributions) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the following periods are as follows:

           Average Annual Total Return (after Taxes on Distributions)

--------------------------- ---------- ------------ ----------- ----------------
                             One Year   Five Years   10 Years   Life of Fund(1)
--------------------------- ---------- ------------ ----------- ----------------
Balanced Fund A               -20.20%       -5.00%    2.42%       Not required
Growth Fund A                 -26.27%       -9.36%     N/A           -6.02%
Small Company Growth Fund A   -25.02%       -2.69%     N/A           -1.64%
Growth Fund B                 -25.64%       N/A        N/A          -21.29%
Mid Cap Fund B                -21.09%       N/A        N/A           -0.22%
Small Company Growth Fund B   -25.52%       N/A        N/A           -2.73%
--------------------------- ---------- ------------ ----------- ----------------

(1) The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

     Quotations of average annual total return after taxes on distributions for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)

         Where:
                          "P"       =   represents a hypothetical initial
                                        investment of $1,000;
                          "T"       =   represents average annual total return;
                          "n"       =   represents the number of years; and
                          "ATV(DR)" =   represents  the  ending  redeemable
                                        value  of  the  hypothetical
                                        initial investment after
                                        taxes on distributions and
                                        redemption. Dividends and
                                        other distributions are
                                        assumed to be reinvested in
                                        shares at the prices in
                                        effect on the reinvestment
                                        dates. ATV(DR) will be
                                        adjusted to reflect the
                                        effect of any absorption of
                                        Fund expenses by the Advisor.

     The average annual total returns (after taxes on distributions and redemption) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the following periods are as follows:


    Average Annual Total Return (after Taxes on Distributions and Redemption)

---------------------------- ---------- ------------ --------- -----------------
                              One Year   Five Years   10 Years  Life of Fund(1)
---------------------------- ---------- ------------ --------- -----------------
Balanced Fund A                -12.11%       -1.68%    3.51%      Not required

Growth Fund A                  -16.13%       -5.80%     N/A            -3.41%

Small Company Growth Fund A    -15.36%       -2.13%     N/A             1.30%

Growth Fund B                  -15.74%       N/A        N/A           -15.83%

Mid Cap Fund B                 -12.95%       N/A        N/A             0.24%

Small Company Growth Fund B    -15.67%       N/A        N/A            -2.17%


---------------------------- ---------- ------------ --------- -----------------
(1) The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

     Quotations of average annual total return after taxes on distributions and redemption for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [ (a-b + 1){6} - 1]
                                       ---
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

     Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT ACT"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT ACT.

                               GENERAL INFORMATION

     Each Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created a number of series of shares (currently nine), and may create additional series in the future, which have separate assets and liabilities.

     Prior to October 31, 1999, the Provident Investment Counsel Funds A were called Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund and Provident Investment Counsel Pinnacle Small Company Growth Fund.

     Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees. The Board of Trustees may terminate a Fund, without seeking shareholder approval, if it determines that such action would be in the best interests of the Fund's shareholders.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolios, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolios.


                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Funds for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

         Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.


Provident Investment Counsel

Growth Fund I


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.



Prospectus
March 3, 2003



                                TABLE OF CONTENTS


Contents

Key Facts
                                    1........An Overview Of The Fund
                                    1........Risk/Return Summary
                                    1........The Principal Goals,
                                             Strategies And Risks Of The Fund
                                    2........Who May Want to Invest
                                    2........Performance
                                    4........Fees And Expenses
                                    5........Structure of the Fund
                                             and the Portfolio
                                    5........More Information About the Fund's
                                             Investments, Strategies
                                             and Risks
                                    5........Management
                                    7........Ways to Set Up Your Account
                                    7........Calculation Of Net Asset Value
Your Account                        7........How To Buy Shares
                                    8........How To Sell Shares
                                    10.......Important Redemption Information
                                    11.......Investor Services
Shareholder Account Policies        12.......Dividends, Capital Gains And Taxes
                                    12.......Distribution Options
                                    12.......Understanding Distributions
                                    12.......Transaction Details
                                    14.......Financial Highlights
                                    15.......PRIVACY NOTICE


KEY FACTS
AN OVERVIEW OF THE FUND

MANAGEMENT: Provident Investment Counsel ("PIC"), located in Pasadena, California since 1951, is the Fund's investment advisor. PIC is an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

STRUCTURE: Unlike most mutual funds, the Fund's investment in portfolio securities is indirect. The Fund first invests all of its assets in the PIC Growth Portfolio (the "Portfolio"). The Portfolio, in turn, acquires and manages individual securities. The Fund has the same investment objective as the Portfolio. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

RISK/RETURN SUMMARY

THE PRINCIPAL GOALS, STRATEGIES AND RISKS
OF THE FUND

GOAL: Long term growth of capital.

STRATEGY: The Fund invests in the Portfolio. The Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Portfolio's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

MARKET RISK: The value of the Portfolio's investments will vary from day to day. The value of the Portfolio's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

SMALL AND MEDIUM COMPANY RISK: The Portfolio may invest in the securities of small and medium-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

FOREIGN SECURITIES RISK: The Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets.
Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

PORTFOLIO TURNOVER RISK: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

WHO MAY WANT TO INVEST

The Fund may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total returns have varied from year to year. The table shows the Fund's average returns over time compared with broad-based market indices. This past performance will not necessarily continue in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(K) plans and individual retirement accounts. Please note that if the Advisor did not waive some expenses, the returns would have been lower than those shown. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


[CHART]>
                           Calendar-Year Total Return
1193:   0.80%
1994:  -2.55%
1995   23.53%
1996   20.69%
1997   27.35%
1998   39.10%
1999   34.36%
2000  -25.63%
2001  -31.16%
2002  -31.77%

                  Best quarter: up 28.81%, fourth quarter 1999
                 Worst quarter: down -27.16%, third quarter 2001

Average Annual Total Returns as of December 31, 2002

                                                    1 Year    5 Years   10 Years
                                                    ------    -------   --------
Growth Fund I
     Return Before Taxes                            -31.77%    -8.18%      1.99%
     Return After Taxes on Distributions            -31.77%    -9.90%      0.32%
     Return After Taxes on Distributions and        -19.51%    -4.76%      2.59%
          Sale of Fund Shares(1)

S&P 500 Index(2)                                    -22.10%    -0.59%      9.34%

Russell 1000 Growth Index(3)                        -27.88%    -3.84%      6.71%
----------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when a capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2) The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends, but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.
(3) The Russell 1000 Growth Index is an unmanaged index that contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES

(fees paid directly from your investment)

  Maximum sales charge (load) imposed on purchases
      (as a percentage of offering price)...................................None
  Maximum deferred sales (load) charge
      (as a percentage of purchase or sale price, whichever is less)........None
  Redemption fee and Exchange fee(1).......................................1.00%
                                                                           -----

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(2)
(expenses that are deducted from Fund and/or Portfolio assets)

  Management Fee (paid by the Portfolio)................................. 0.80%

  Administration Fee to PIC (paid by the Fund)........................... 0.20%

  Other Expenses (paid by both).......................................... 0.58%
                                                                          -----
  Total Annual Fund Operating Expenses................................... 1.58%
                                                                          -----
  Expense Reimbursements(3)..............................................-0.33%

  Net Expenses........................................................... 1.25%
                                                                          =====

--------------------------------------------------------------------------------

(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within 30 days of purchase.

(2) The table above and the Example below reflect the expenses of the Fund and the Portfolio.
(3) Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses until March 1, 2013. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.


Example: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is only an illustration, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5%, that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

          1 year        3 years       5 years       10 years
          ------        -------       -------       --------
           $127           $397          $686         $1,511



STRUCTURE OF THE FUND AND THE PORTFOLIO

The Fund seeks to achieve  its  investment  objective  by  investing  all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval. The Portfolio may sell its shares to other funds and institutions as well as to the Fund. All who invest in the Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Fund's prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS, STRATEGIES AND RISKS

As described earlier, the Fund invests all of its assets in the Portfolio. This section gives more information about how the Portfolio invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC reviews the following: (a) whether there is a fundamental change in the company; or (b) whether a strategic shift takes place in the overall strategy. PIC continually reviews securities when a company has met or exceeded PIC's price target; when a company's relative price-to-earnings ration reaches extreme levels, when a stock has declined 20% from average cost; and when a company has negative earnings revisions.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio's assets according to its investment strategy. However, the Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the stock market in general.

MANAGEMENT

PIC is the advisor to the Portfolio, in which the Fund invests. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold.

The Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Portfolio paid 0.68%, net of waivers.


WAYS TO SET UP
YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 701/2with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

o ROLLOVER IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

o SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o    403(b)  CUSTODIAL  ACCOUNTS are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

o 401(k) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
For money being invested by a trust

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

CALCULATION OF
NET ASSET VALUE

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

HOW TO BUY SHARES

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received and accepted.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618--7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at (800) 618-7643 if you need additional assistance when completing your application. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund and PIC reserve the right to close your account or take any other action they deem reasonable or required by law.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                    $    1 million
The  Fund  may,  at its  discretion,
waive  the  minimum  investment  for
employees  and  affiliates of PIC or
any  other  person  or  organization
deemed appropriate.

For retirement accounts..........     $        250

TO ADD TO AN ACCOUNT.............     $        250
For retirement plans.............     $        250

MINIMUM BALANCE..................     $      1,000
For retirement accounts..........     $        500

For Information:                    (800) 618-7643

TO INVEST

BY MAIL:
Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940

BY WIRE:

Call: (800) 618-7643 to set up an account and arrange a wire transfer

BY OVERNIGHT DELIVERY:
Provident Investment Counsel Funds
400 Bellevue Parkway
Wilmington, DE 19809

HOW TO SELL SHARES


You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus. Remember that if you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining acounts that are abnormally active.


To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address from the one on your account (record address); or

o    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o        Your name;

o        Your Fund Account number;

o        The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."


Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:

Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940


IMPORTANT REDEMPTION INFORMATION

                 Account Type            Special Requirements
--------------------------------------------------------------------------------

Phone            All account types       * Your  telephone call must be received
(800) 618-7643   except retirement         by 4 p.m.Eastern  time to be redeemed
                                           on that day (maximumcheck request
                                           $100,000).
--------------------------------------------------------------------------------
Mail or in       Individual,  Joint        The letter of instructions  must be
Person           Tenant, Sole              signed by all persons   required  to
                 Proprietorship,           sign  for   transactions, exactly
                 UGMA,UTMA                 as their names appear on the account.

                 Retirement Account      * The account owner should complete a
                                           retirement distribution form. Call
                                           (800) 618-7643 to request one.

                 Trust                   * The  trustee  must  sign  the  letter
                                           indicatingcapacity as  trustee.  If
                                           the  trustee's  name is not in the
                                           account  registration,  provide a
                                           copy of the trust document  certified
                                           within the last60 days.

                 Business or             * At  least  one  person  authorized
                 Organization              by  corporate resolutions  to act on
                                           the account  must sign the letter.

                                         * Include a corporate resolution with
                                           corporate seal or a signature
                                           guarantee.

                 Executor,               * Call (800) 618-7643 for instructions.
                 Administrator,
                 Conservator,
                 Guardian
--------------------------------------------------------------------------------
Wire             All account types         You must sign up for the wire feature
                 except retirement         before using it. To  verify  that it
                                           is in place,  call (800)618-7643.
                                           Minimum redemption wire: $5,000.

                                         * Your wire redemption request must be
                                           received by the Fund before 4p.m.
                                           Eastern time for money to be wired
                                           the next business day.


INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)


TRANSACTION SERVICES

EXCHANGE PRIVILEGE

You may sell your shares and buy shares of other Funds by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTIONS DETAILS

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.


Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o    PIC does not accept cash or third party checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o The Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.


o If you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other funds within the Trust. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.


FINANCIAL HIGHLIGHTS

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the four most recent years through the period ended October 31, 2002 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Fund's financial statements are included in the Annual Report which is available upon request.

                   PROVIDENT INVESTMENT COUNSEL GROWTH FUND I

For a share outstanding throughout each period

                                                            Year Ended October 31,
                                           2002       2001       2000        1999      1998
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of year                         $8.07      $20.69     $21.72      $17.75     $18.14
                                         --------   --------   ---------   --------   ---------
Income from investment operations:
    Net investment loss                   (0.07)     (0.07)     (0.18)      (0.15)     (0.06)
    Net realized and unrealized
       (loss) gain on investments         (1.60)     (7.98)      2.66        5.40       3.04
                                         --------   --------   ---------   --------   ---------
Total from investment operations          (1.67)     (8.05)      2.48        5.25       2.98
                                         --------   --------   ---------   --------   ---------
Less distributions:
    From net realized gains                0.00      (4.57)     (3.51)      (1.28)     (3.37)
                                         --------   --------   ---------   --------   ---------
Net asset value, end of period            $6.40      $8.07     $20.69      $21.72     $17.75
                                         ========   ========   =========   ========   =========
Total return                             (20.69%)   (49.40%)    11.21%      31.08%     19.60%
-----------------------------------------------------------------------------------------------
Ratios/supplemental data:
    Net assets, end of year (millions)    $52.5      $84.4     $181.3      $174.4     $132.4

Ratios to average net assets:#++
    Expenses                               1.25%      1.25%      1.25%       1.25%      1.25%
    Net investment loss                   (0.73%)    (0.67%)    (0.79%)     (0.73%)    (0.57%)

Portfolio turnover rate*                  83.09%    105.02%    148.85%      80.34%     81.06%
-----------------------------------------------------------------------------------------------
#    Includes  the Fund's  share of  expenses,  net of fees waived and  expenses absorbed, allocated from the Portfolio.
++   Net of fees waived.  The  combined  fees waived were 0.33%,  0.21%,  0.10%,
     0.11% and 0.16%, respectively.
*    Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.




                                 PRIVACY NOTICE

PIC Investment Trust, Provident Investment Counsel and Quasar Distributors, LLC collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.


                          PROVIDENT INVESTMENT COUNSEL

                                  GROWTH FUND I



For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                                  P.O. Box 9826
                              Providence, RI 02940
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                  (The Trust's SEC Investment Company Act File No. is 811-06498)


                              PIC INVESTMENT TRUST


                   Provident Investment Counsel Growth Fund I



                       Statement of Additional Information

                               Dated March 3, 2003




     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated March 1, 2003, as may be amended, of the Provident Investment Counsel Growth Fund I, a series of PIC Investment Trust (the "Trust"). The Provident Investment Counsel Growth Fund I (the "Fund") invests in the PIC Growth Portfolio (the "Portfolio").

     Provident Investment Counsel (the "Advisor") is the investment advisor to the Portfolio. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone(800) 618-7643.

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.



                                TABLE OF CONTENTS
                                                                          Page

INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS........................................................7
MANAGEMENT.....................................................................9
CONTROL PERSONS...............................................................12
CUSTODIAN AND AUDITORS........................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16
PORTFOLIO TURNOVER............................................................17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................18
NET ASSET VALUE...............................................................18
TAXATION......................................................................19
DIVIDENDS AND DISTRIBUTIONS...................................................20
PERFORMANCE INFORMATION.......................................................21
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM......................................23
GENERAL INFORMATION...........................................................24
FINANCIAL STATEMENTS..........................................................25

                       INVESTMENT OBJECTIVES AND POLICIES

     Introduction. The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling
(800) 618-7643.

     The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly. For more information about the Board of Trustees, see "Management."

     Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

     The investment objective of the Fund is to provide long-term growth of capital. There is no assurance that the Fund will achieve its objective. The Fund will attempt to achieve its objective by investing all of its assets in shares of the Portfolio. The Portfolio is a diversified open-end management investment company having the same investment objective as the Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Fund and the Portfolio. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the discussion refers to those investments and techniques employed by the Portfolio.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Portfolio. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Rating Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund or the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Portfolio intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund and the Portfolio intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     Futures Contracts. The Portfolio may buy and sell stock index futures contracts. The Portfolio will not engage in transactions in futures contracts or related options for speculation, but may enter into future contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract may be used as a hedge by the Portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Portfolio will not purchase or sell futures contracts, as a result, the amount of margin deposit on the Portfolio's futures positions would exceed 5% of the market value of the Portfolio's net assets.

     Foreign Securities. The Portfolio may invest in foreign issuers in foreign markets. In addition, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Portfolio may not invest more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase its income, the Portfolio may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Portfolio has adopted an operating policy that limits the amount of such loans to not more than 25% of the value of the total assets of the Portfolio. During the time the Portfolio's portfolio securities are on loan, the borrower pays the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Portfolio or the borrower.

     Segregated Accounts. When the Portfolio sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. The Portfolio may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Portfolio's net asset value. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When the Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolio may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage- backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States.

     Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.


                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) and the Portfolio have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund or the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund or the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Except with respect to borrowing, changes in values of assets of the Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund or Portfolio at the time it purchases any security.

     As a matter of fundamental policy, the Portfolio is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund invests all of its assets in shares of the Portfolio. The Fund's and the Portfolio's investment objective is fundamental.

In addition, neither the Fund nor the Portfolio may:

1. Issue senior securities, borrow money or pledge its assets, except that the Fund or the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, and provided further that such borrowing may be made only to the extent that the value of the Fund's and/or the Portfolio's total assets, as the case may be, less its liabilities other than borrowings (including borrowing permitted by the foregoing or otherwise), is equal at all times to at least 300% of all borrowings (including the proposes borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4.   Write put or call options;

5. Act as underwriter (except to the extent the Fund or the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund may invest more than 25% of its assets in shares of the Portfolio;

7.   Purchase  or sell real  estate or  interests  in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

9.   Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10. Make loans (except for investments in debt securities consistent with the investment policies of the Fund and the Portfolio and in repurchase agreements, and except that the Portfolio may lend its portfolio securities);

11.  Make investments for the purpose of exercising control or management.

     The Portfolio observes the following restrictions as a matter of operating but not fundamental policy. The Portfolio may not:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

3. The Board of Trustees of the Portfolio has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of its total assets.


                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent. Likewise, the Portfolio has a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolio are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, including the Trustees that are not "interested persons" of the Trust of the Advisor as that term is defined in the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.


                              Independent Trustees
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Jettie M. Edwards (age 56) Trustee     Since 1993     Consulting principal of Syrus               13      Trustee of the PBHG
c/o   Provident Investment                            Associates (consulting firm) (1986                  Funds, Inc.;
Counsel                                               to 2002).                                           Director of PBHG
300 North Lake Avenue                                                                                     Insurance Series
Pasadena CA 9110176                                                                                       Fund, Inc.; Trustee
                                                                                                          of EQ Advisors Trust.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Richard N. Frank (age 79)  Trustee     Since 1993     Chief Executive Officer, Lawry's            13      N/A
234 E. Colorado Blvd.                                 Restaurants, Inc. (restaurant
Pasadena, CA 91101                                    company); formerly, Chairman of
                                                      Lawry's Foods, Inc. (restaurants and
                                                      food seasoning) (1997 - 2002).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
James Clayburn LaForce     Trustee     Since 1993     Dean Emeritus, John E. Anderson             13      Director, The Payden
(age 74)                                              Graduate School of Management,                      & Rygel Investment
P.O. Box 1595                                         University of California, Los                       Group, The
Pauma Valley, CA 95061                                Angeles.                                            Metzler/Payden
                                                                                                          Investment Group,
                                                                                                          BlackRock Funds,
                                                                                                          Jacobs Engineering,
                                                                                                          Cancervax; Trustee
                                                                                                          of Advisors Series
                                                                                                          Trust (May 2002 to
                                                                                                          present); Arena
                                                                                                          Pharmaceutical (January
                                                                                                          2003 to present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Wayne H. Smith             Trustee     Since 1993     President of Wayne H. Smith                 13      Director, Sunlaw
(age 61)                                              Consulting, Inc. (July 2002 to                      Energy Company (an
150 N. Orange Grove Blvd.                             present); Vice President Financial                  independent
Pasadena, CA 91103                                    Services of Avery Dennison                          electrical power
                                                      Corporation (a pressure sensitive                   company, Vernon,
                                                      material and office products                        California
                                                      manufacturer) (June 2001 to                         (February 2002 to
                                                      June 2002); Vice President and                      Present); Director,
                                                      Treasurer of Avery Dennison                         Equigene Research (a
                                                      Corporation (1979 to June 2001).                    high-tech company)
                                                                                                          (February 2002 to
                                                                                                          present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Kevin E. Villani (age 54)  Trustee     Since 2002     Consultant (1999-2002), Executive           13      N/A
5658 Dolphin Place                                    Vice President/Chief Executive
La Jolla, CA 92037                                    Officer of ICII, a Financial
                                                      Services Company.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
William S. Anderson        Trustee     Since 2002     Executive Vice President of Topa             13     Director of Mellon
(age 45)                                              Equities, Ltd., a Diversified                       First Business Bank
1800 Avenue of the Stars,                             Holding Company.                                    (since 1997);
Suite 1400                                                                                                Director of Country
Los Angeles, CA 90067                                                                                     Title Holding (since
                                                                                                          2000).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                         Interested Trustees & Officers
-------------------------- ----------- -------------- -------------------------------------- ------------ -------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee

-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas J. Condon           Trustee     Since 1993     Managing Director of the Advisor.            13        N/A
(age 62)
300 North Lake Avenue
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Aaron W.L. Eubanks, Sr.    Vice        Since 1999     Chief Operating Officer of the Advisor      N/A        N/A
(age 40)                   President                  since August 1999; formerly, Director
300 North Lake Avenue      and                        of Operations of the Advisor.
Pasadena CA 91101          Secretary
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas M. Mitchell         President   Since 2000     Managing Director of the Advisor since      N/A        N/A
(age 58)                                              May 1995; Executive Vice President of
300 North Lake Avenue                                 the Advisor from May 1983 to May 1999.
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
William T. Warnick         Vice        Since 1999     Chief Financial Officer of the Advisor      N/A        N/A
(age 35)                   President                  since August 1999; formerly Controller
300 North Lake Avenue      and                        of the Advisor.
Pasadena, CA 91101         Treasurer
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------

Board Committees

     The Board has two standing committees as described below:

(1) Audit Committee - Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee meets at least once annually. During the fiscal year ended October 31, 2002, the Audit Committee met on March 19, 2002. The Audit Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

(2) Nominating Committee - Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee meets as necessary. During the fiscal year ended October 31, 2002, the Nominating Committee met on November 17, 2002. The Nominating Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

Board Interest in the Portfolios

     Various Board members own shares of certain Funds that are feeder funds into the Portfolios in the following dollar ranges as indicated below:

A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000

---------------------------- ---------------- ------------------------------------------------------
Name of Trustee               Growth Fund I    Aggregate Dollar Range of Equity Securities in All
                                               Registered Investment Companies Overseen by Trustee
                                                      in Family of Investment Companies(1)
---------------------------- ---------------- ------------------------------------------------------
Jettie Morrill Edwards             --                                  --
Wayne Smith                        --                                   C
James Clayburn LaForce             --                                   A
Richard Nathan Frank               --                                   D
Kevin Emil Villani(2)              --                                   C
William Stewart Anderson(2)        --                                  --
---------------------------- ---------------- ------------------------------------------------------

(1) The aggregate dollar range of securities owned by the Trustees may include other Funds not discussed in this SAI.

(2) Elected on 9/17/2002

Trustee Interest in Advisor, Distributor or Affiliates


     Neither the Trustees who are "not interested" persons of the Portfolios, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Advisor, Quasar Distributors, LLC (the "Distributor") or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interests, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.


Trustee Interest in Any Material Transactions with Advisor, Distributor or Affiliates

     During the two most recently completed calendar years neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of the Advisor or Distributor were a party.

Compensation

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2002. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."


----------------------- -------------- ----------------- ----------------- ---------------- ------------------
                                                                              Deferred
                                                             Deferred       Compensation          Total
                                                           Compensation      Accrued as       Compensation
                            Aggregate      Aggregate        Accrued as Part    Part of       From Trust and
                          Compensation   Compensation        of Trust        Portfolios      Portfolios paid
                           from Trust  from Portfolios     Expenses(3)       Expenses(3)       to Trustee
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
Jettie M. Edwards       $    12,500    $    12,500       $         0       $         0      $    25,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
Wayne H. Smith          $    12,500    $    12,500       $         0       $         0      $    25,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
Richard N. Frank        $         0    $         0       $    12,500       $    12,500      $    25,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
Angelo R. Mozillo(1)    $         0    $         0       $     6,500       $     6,500      $    13,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
James Clayburn LaForce  $         0    $         0       $    12,000       $    12,000      $    24,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
Kevin E. Villani(2)     $         0    $         0       $     3,000       $     3,000      $     6,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------
William S. Anderson(2)  $     3,000    $     3,000       $         0       $         0      $     6,000
----------------------- -------------- ----------------- ----------------- ---------------- ------------------

(1) Resigned on 6/18/2002

(2) Elected on 9/17/2002


(3) On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Deferred Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the other Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Deferred Plan. If a Trustee elects to defer payment, the Deferred Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.


                                 CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

                  The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Fund as of January 31, 2003:


         Name and Address                                     No. of Shares Owned           % of Shares
         ----------------                                     -------------------           -----------
         George E. Handtmann III and Janet L. Handtmann           415,104.542                   5.0%
         - Family Trust
         333 Lambert Rd.
         Carpinteria, CA 93031-3019

         Vanguard Fiduciary Trust Co-Trustee                     2,792,486.222                 33.8%
         PO Box 2600
         Valley Forge, PA 19482

         Mercantile Safe Deposit & Trust Co.                      914,586.337                  11.1%
         Trustee, FBO NFL Supplemental Exec. Ret Plan
         Trust
         766 Old Hammonds Ferry Road
         Linthicum, MD 21090

         Charles Schwab & Co. Inc.                                600,360.231                   7.3%
         Special Custody Account for the Benefit of
         Customers
         101 Montgomery Street
         San Francisco, CA 94104-4122

         State Street Corp.                                      1,030,931.403                 12.5%
         FBO The City of Roanoke Pension
         1 Enterprise Drive, Suite 3C
         Quincy, MA 02171-2126

         Reinco                                                   595,540.160                   7.2%
         C/o Bank of Hawaii
         P.O. Box 1930 Honolulu, HI 96805

     As of January 31, 2003, shares of the Fund owned by the Trustees and officers as a group were less than 1%.

The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolio. Subject to the supervision of the Boards of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolio and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolio and the legal obligations with respect to which the Trust or the Portfolio may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Portfolio. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Portfolio at an annual rate of 0.80% of their average daily net assets. The Advisor has agreed to limit the aggregate expenses of the Fund (including the Portfolio) to 1.25% through the year 2013.

     For the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor was paid by the Fund as follows:

----- ----------------------- ---------------------- ---------------------------
            Total Fees            Fees Waived/
Year    Accrued by Advisor      Expenses Absorbed     Balance Paid to Advisor
----- ----------------------- ---------------------- ---------------------------

2002      $     603,500           $      87,952          $     515,548
2001      $     897,486           $      21,125          $     876,361
2000      $   1,667,220           $       1,869          $   1,665,351
----- ----------------------- ---------------------- ---------------------------

     Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     In determining whether to renew the Advisory Agreement, the Board of Trustees of the Portfolio evaluates information provided by the Advisor in accordance with Section 15(c) of the 1940 Act. At its December 17, 2002 meeting, the Board considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the Portfolio, fees and expenses borne by the Fund and the Portfolio, and financial results of the Advisor.

     In reviewing the quality of services, the Board observed that for the relevant three-year and five-year periods ended October 31, 2002, the net asset value per share of the Fund had decreased and the Fund had under-performed both its peer group of mutual funds and the Lipper Large Cap Growth Index (which covers a larger range of similar mutual funds). However, the Board also noted that for the year ended October 31, 2002, although the net asset value had decreased, during the period the Fund had a return equal to the average of its peer group of mutual funds and close to the Index. The Board also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Advisor, its brokerage and soft dollar practices, and its regulatory compliance procedures. The Board also considered steps the Advisor was taking or proposed to take to enhance investment performance.

     In reviewing the investment advisory fees and total expenses, the Board noted that although total expenses as a percentage of the Fund's average net assets were in the top quartile of its peer group, the Fund's and Portfolio's assets were relatively small (approximately $53 million as of October 31, 2002), and its advisory fees were favorable (at or below the middle 50%).

     Based  on  their  review,  the  Board  of  Trustees  as a  whole,  and  the independent Trustees separately, concluded that the terms of the Advisory Agreement were fair and reasonable and similar to those which could have been obtained through arms-length negotiations, and approved renewal of such Agreement.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to an Administration Agreement, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2002, 2001 and 2000 are shown below:

             Fees Earned by the Advisor for Administrative Services

      -------------- ------------ ------------
          2002          2001         2000
      -------------- ------------ ------------
        $148,160      $216,759     $396,086
      -------------- ------------ ------------

     The Advisor has agreed to limit the aggregate expenses of the Fund (including expenses allocated from the Portfolio) to 1.25% of its average daily net assets. As a result, for the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor waived a portion of its fee due from the Fund that exceeded these expense limits in the amounts shown below:

             Fees Waived by the Advisor for Administrative Services
      -------------- ------------ ------------
          2002          2001         2000
      -------------- ------------ ------------
        $156,783      $209,564     $184,616
      -------------- ------------ ------------

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund or the Portfolio if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor.

The Administrator

     The Fund and the Portfolio pays a monthly administration fee to U.S. Bancorp Fund Services, LLC ("USBFS") for managing some of their business affairs. The Portfolio pays an annual administration fee of 0.10% of its average net assets, subject to an annual minimum of $45,000. The Fund pays an annual fee of $15,000.

     For the fiscal years ended October 31, 2002, 2001 and 2000 the Fund and Portfolio paid the following fees to USBFS:

                        Administrative Fees Paid to USBFS
---------------------- ----------- ------------ ------------
                          2002        2001         2000
---------------------- ----------- ------------ ------------
Growth Fund I           $15,000     $ 15,000     $  15,000
Growth Portfolio        $75,437     $ 112,186    $ 208,403
---------------------- ----------- ------------ ------------

The Distributor

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin, 53202 is the Trust's principal underwriter. The Distributor is an affiliate ofUSBFS. The Fund did not pay any distribution fees for the past three fiscal years.


                             CUSTODIAN AND AUDITORS

     The Trust's custodian, PFPC Trust Company 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is responsible for holding the Fund's assets. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809, acts as the Fund's transfer agent; its mailing address is P.O. Box 9826 Providence, Rhode Island, 02940. The Trust's independent accountants, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolio or the Fund.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     Brokerage Commissions for the Fund for the past three fiscal years ended October 31, 2002, 2001, and 2000 were as follows:


   ---------- --------------------------- ------------------------------------
                Brokerage Commissions     Portion Paid for Research Services
   ---------- --------------------------- ------------------------------------
   2002                $158,382                         $16,934
   2001                $199,880                         $19,768
   2000                $338,144                         $11,375
   ---------- --------------------------- ------------------------------------


     The decrease in brokerage commissions from 2000 to 2002 resulted from can be attributed to both the reduction in the size of the Growth Portfolio and to a reduction in the per share commission rate from $0.06 per share to $0.05 per share.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of the Portfolio's investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions may be useful to the Portfolio.

     The debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Portfolio may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Portfolio, they will be effected only when the Advisor believes that to do so is in the best interests of the Portfolio. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Portfolio and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.


                               PORTFOLIO TURNOVER

     Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage."

     The Portfolio's turnover rate for the fiscal years ended October 31, 2002 and 2001 were as follows:

                Portfolio Turnover Rate
                ------------ ------------
                   2002         2001
                ------------ ------------
                  83.09%       105.02%
                ------------ ------------


     Growth Portfolio turnover markedly decreased in 2002. While 2001 saw portfolio turnover at 105% due to significant benchmark reconstitution, high levels of market volatility, and fast changing innovation in various sectors, these dynamics subsided in 2002. As a result the Russell benchmark reconstitution was less significant than in years past, and active manager's response to such changes was necessarily diminished. In addition, Provident has taken a more defensive, diversified portfolio approach to this difficult market, requiring less changes to portfolio holdings or sector weightings.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


                                 NET ASSET VALUE

     The net asset value of the Fund's and the Portfolio's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. The Fund's and Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by the Portfolio or Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time as shown below.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the- counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

     An example of how the Fund calculated the Net Asset Value per shares is as follows:

                            Net Asset
                ---------------------------------- =   Net Asset Value per share
                       Shares Outstanding

                           $52,533,480             =   $6.40
                ----------------------------------
                            8,202,148


                                    TAXATION

Portfolio's Tax Status

     The Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of the Portfolio will be deemed to have been "passed through" to the Fund and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

Fund's Tax Status

     The Fund is treated as a separate entity under the Code and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the futures and forward contracts used by the Portfolio are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short- term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolio at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in futures and forward contracts undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolio and taxed as ordinary income when distributed to shareholders of the Fund. The Portfolio may make certain elections available under the Code which are applicable to straddles. If the Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Portfolio will be able to engage in transactions in futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold as percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.


                             PERFORMANCE INFORMATION

Average Annual Total Return

                  Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV


         Where:
                          "P"      =   represents a hypothetical initial
                                       investment of $1,000;
                          "T"      =   Represents average annual total return;
                          "n"      =   Represents the number of years; and
                          "ERV"    =   Represents the ending  redeemable  value
                                       at the end of the period
                                       of a  hypothetical  $1000  payment
                                       made at the  beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

         The Fund's average annual total return for the periods ending October 31, 2002 are as follows*:

                           Average Annual Total Return
--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
   -20.69%         -6.90%        2.90%
--------------- ------------- -------------

* Certain fees and expenses of the Fund have been reimbursed from inception through October 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)
         Where:
                          "P"        =  represents a hypothetical initial
                                        investment of $1,000;
                          "T"        =  represents average annual total return;
                          "n"        =  represents the number of years; and
                          "ATV(D)"   =  represents   the  ending  value  of
                                        the   hypothetical   initial
                                        investment after taxes on
                                        distributions, not after
                                        taxes on redemption.
                                        Dividends and other
                                        distributions are assumed to
                                        be reinvested in shares at
                                        the prices in effect on the
                                        reinvestment dates. ATV(D)
                                        will be adjusted to reflect
                                        the effect of any absorption
                                        of Fund expenses by the
                                        Advisor.


     The average annual total returns (after taxes on distributions) for the following periods are as follows:

           Average Annual Total Return (after Taxes on Distributions)

--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
   -20.69%         -9.31%        1.21%
--------------- ------------- -------------

     Quotations of average annual total return after taxes on distributions for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

    Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)
         Where:
                          "P"        =   represents a hypothetical initial
                                         investment of $1,000;
                          "T"        =   represents average annual total return;
                          "n"        =   represents the number of years; and
                          "ATV(DR)"  =   represents  the  ending  redeemable
                                         value  of  the  hypothetical
                                         initial investment after
                                         taxes on distributions and
                                         redemption. Dividends and
                                         other distributions are
                                         assumed to be reinvested in
                                         shares at the prices in
                                         effect on the reinvestment
                                         dates. ATV(DR) will be
                                         adjusted to reflect the
                                         effect of any absorption of
                                         Fund expenses by the Advisor.

     The average annual total returns (after taxes on distributions and redemptions) for the following periods are as follows:


   Average Annual Total Return (after Taxes on Distributions and Redemptions)

--------------- ------------- -------------
   One Year      Five Years    Ten Years
--------------- ------------- -------------
   -12.71%         -3.71%        3.27%
--------------- ------------- -------------


     Quotations of average annual total return after taxes on distributions and redemption for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield

     Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       cd

     where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends and; d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                               GENERAL INFORMATION

     The Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created a number of series of shares (currently nine), and may create additional series in the future, which have separate assets and liabilities.

     The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees. The Board of Trustees may terminate the Fund, without seeking shareholder approval, if it determines that such action would be in the best interest of the Fund's shareholders.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolio, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.


                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.


[LOGO]







Provident Investment Counsel

Small Cap Growth Fund I




Prospectus
March 3, 2003


Contents

Key Facts
                                          1........An Overview Of The Fund
                                          1........Risk/Return Summary
                                          1........The Principal Goals,
                                                   Strategies And Risks Of
                                                   The Fund
                                          2........Who May Want to Invest
                                          2........Performance
                                          4........Fees And Expenses
                                          4........Structure of the Fund
                                                   and the Portfolio
                                          5........More Information About
                                                   the Fund's Investments,
                                                   Strategies and Risks
                                          5........Management
                                          6........Ways to Set Up Your Account
                                          6........Calculation Of Net Asset
                                                   Value
Your Account                              7........How To Buy Shares
                                          7........How To Sell Shares
                                          9........Important Redemption
                                                   Information
                                          10.......Investor Services
Shareholder Account Policies              10.......Dividends, Capital Gains
                                                   And Taxes
                                          10.......Distribution Options
                                          10.......Understanding Distributions
                                          11.......Transaction Details
                                          13.......Financial Highlights
                                          14.......PRIVACY NOTICE


An Overview of the Fund

Management: Provident Investment Counsel ("PIC"), located in Pasadena, California since 1951, is the Funds' investment advisor. PIC is an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

Structure: Unlike most mutual funds, the Fund's investment in portfolio securities is indirect. The Fund first invests all of its assets in the PIC Small Cap Portfolio (the "Portfolio"). The Portfolio, in turn, acquires and manages individual securities. The Fund has the same investment objective as the Portfolio. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is currently not contemplating such a move.

Risk/Return Summary

The Principal Goal, Strategies and Risks of the Fund

Goal:  Long term growth of capital.

Strategy: The Fund invests in the Portfolio. The Portfolio invests at least 80% of its assets in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization range at the time of initial purchase are $50 million to $2.0 billion and/or those companies whose market capitalization size is consistent with the Russell 2000 Growth Index. As of the June 30, 2002 reconstitution, the market capitalization range of the Russell 2000 Growth Index was $26 million to 1.8 billion. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


The Principal Risks of Investing in the Fund

By itself, the Fund is not a complete, balanced investment plan. And the Fund cannot guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

Market Risk: The value of the Portfolio's investments will vary from day to day. The value of the Portfolio's investments generally reflect market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small Company Risk: The securities of small, less well-known companies may be more volatile than those of larger companies. Small companies may have limited product lines, markets or financial resources and their management be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity.

Foreign Securities Risk: The Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets.
Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

Portfolio Turnover Risk: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

Who May Want to Invest

The Fund may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance


The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average returns over time compared with a broad-based market index. This past performance will not necessarily continue in the future. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(K) plans and individual retirement accounts. Please note that if the Advisor did not waive some expenses, the returns would have been lower than those shown. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


                           Calendar-Year Total Return


1994           -2.51%

1995           58.73%

1996           18.20%

1997           -0.75%

1998            5.82%

1999           88.72%

2000          -16.79%

2001          -15.17%

2002          -31.27%


                Best quarter:  up 57.76%, fourth quarter 1999
               Worst quarter:  down -27.77%, first quarter 2001

Average Annual Total Returns as of December 31, 2002

                                                                        Since Inception
                                                1 Year      5 Years        (9/30/1993)
                                               --------    ---------    ----------------
Small Cap Growth Fund I
     Return Before Taxes                         -31.27%       -0.63%           6.22%
     Return After Taxes on Distributions         -31.27%       -3.74%           3.98%
     Return After Taxes on Distributions and
       Sale of Fund Shares(1)                    -19.20%       -0.28%           5.10%
Russell 2000 Growth Index(2)                     -30.26%       -6.59%           1.74%

----------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2) The Russell 2000 Growth Index is an unmanaged index that consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.


Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

     Maximum sales charge (load) imposed on purchases
         (as a percentage of offering price)............................   None
     Maximum deferred sales (load) charge
         (as a percentage of purchase or sale price, whichever is less).   None
     Redemption fee and Exchange fee(1).................................   1.00%
                                                                           -----

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund and/or Portfolio assets)

     Management Fee (paid by the Portfolio).............................  0.80%
     Administration Fee to PIC (paid by the Fund) ......................  0.20%
     Other Expenses (paid by both)......................................  0.34%
                                                                          -----
     Total Annual Fund Operating Expenses...............................  1.34%
     Expense Reimbursements(3).......................................... -0.34%
                                                                         ------
     Net Expenses.......................................................  1.00%
                                                                          =====
-----------------

(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within 30 days of purchase.
(2) The table above and the Example below reflect the expenses of the Fund and the Portfolio.
(3) Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund and Portfolio for investment advisory fees and other expenses until March 1, 2013. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.


Example: This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is only an illustration, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5%, that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

    1 year        3 years       5 years       10 years
    ------        -------       -------       --------
     $102           $318          $552         $1,225


Structure of the Fund and the Portfolio

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio. The Portfolio is a separate registered investment company with the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

The Portfolio may sell its shares to other funds and institutions as well as to the Fund. All who invest in the Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Fund's prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

More Information About the Fund's Investments, Strategies and Risks

As described earlier, the Fund invests all of its assets in the Portfolio. This section gives more information about how the Portfolio invests.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolio to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

The Fund seeks long term growth of capital by investing in the Portfolio, which in turn invests primarily in the common stock of small companies. PIC will invest at least 80%, and normally at least 95%, of the Portfolio's total assets in these securities. The Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

The Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and less stringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) whether there is a fundamental change in the company or industry outlook; (b) whether the company has met or exceeded PIC's price target; (c) whether a stock has declined 20% from a recent high or purchase price; (d) if the security is one of the bottom decile performers; or (e) if the security "graduates" because the market cap exceeds the criteria due to price appreciation. PIC continually reviews the company's relative price-to-earnings ratios as they compare to the growth rate or historical ratios.

The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests the Portfolio's assets according to its investment strategy. However, the Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

Management

PIC is the advisor to the Portfolio in which the Fund invests. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Portfolio, including determining which securities should be bought and sold.

The Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Portfolio paid 0.76% net of waivers.


Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o    403(b)  Custodial  Accounts are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.

Calculation of
Net Asset Value

Once each business day, the Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

How to Buy Shares

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received and accepted.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at (800) 618-7643 if you need additional assistance when completing your application. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund and PIC reserve the right to close your account or take any other action they deem reasonable or required by law.

Minimum Investments

To Open an Account................           $ 1 million

The  Fund  may,  at  its   discretion,
waive  the  minimum   investment   for
employees  and  affiliates  of  PIC or
any  other   person  or   organization
deemed appropriate.
For retirement accounts...........           $       250

To Add to an Account..............           $       250
For retirement plans..............           $       250

Minimum Balance...................           $     1,000
For retirement accounts...........           $       500

For Information:                    (800) 618-7643

To Invest

By Mail:
Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940

By Wire:
Call: (800) 618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Funds
400 Bellevue Parkway
Wilmington, DE 19809

How to Sell Shares


You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus. Remember that if you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address from the one on your account (record address); or

o    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name;

o    Your Fund Account number;

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Funds
P.O. Box 9826
Providence, RI 02940

Important Redemption Information

                        Account Type Special Requirements
--------------- --------------------------------- -------------------------------------------------------------
Phone           All account types                 * Your  telephone  call  must be  received  by 4 p.m.
(800) 618-7643  except retirement                   Eastern  time to be redeemed  on that day  (maximum
                                                    check request $100,000).
--------------- --------------------------------- -------------------------------------------------------------
Mail or in      Individual, Joint Tenant, Sole     The letter of  instructions  must  be signed by  all persons
Person          Proprietorship, UGMA, UTMA         required  to  sign for transactions,  exactly as their names appear on the account.

                Retirement Account                 *  The   account   owner   should   complete  a   retirement
                                                   distribution form. Call (800) 618-7643 to request one.

                 Trust                             * The trustee  must sign the letter  indicating  capacity as trustee.  If the  trustee's  name  is  not  in  the  account registration, provide a copy of the trust document certified within the last 60 days.

                Business or                        * At least one person authorized by corporate resolutions to
                Organization                       act on the account must sign the letter.

                                                   * Include a corporate  resolution  with  corporate seal or a signature guarantee.

                Executor, Administrator,           * Call (800) 618-7643 for instructions.
                Conservator, Guardian

--------------- --------------------------------- ------------------------------------------------------
Wire            All account types                  You  must sign up for the wire feature  before using it.  To
                except retirement                  verify  that it is in  place,  call  (800) 618-7643. Minimum redemption wire: $5,000.

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)

Transaction Services

Exchange Privilege

You may sell your shares and buy shares of other Funds by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Dividends, Capital Gains and Taxes

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Transactions Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o    PIC does not accept cash or third party checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o The Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.


o If you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other funds within the Trust. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Financial Highlights

This table shows the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the four most recent years through the period ended October 31, 2002 and by other auditors for the prior period. PricewaterhouseCoopers LLP's reports and the Fund's financial statements are included in the Annual Report which is available upon request.


              PROVIDENT INVESTMENT COUNSEL SMALL CAP GROWTH FUND I

For a share of outstanding throughout each year.
                                                                     Year Ended October 31,
                                                  2002          2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $13.23       $39.06         $28.80         $18.13         $24.08
                                             ------------ -------------- -------------- -------------- --------------

Income from investment operations:
        Net investment loss                       (0.10)       (0.08)         (0.30)         (0.20)         (0.03)
        Net realized and unrealized (loss)
             gain on investments                  (2.55)       (9.61)         12.24          10.87          (3.99)
                                             ------------ -------------- -------------- -------------- --------------
Total from investment operations                  (2.65)       (9.69)         11.94          10.67          (4.02)
                                             ------------ -------------- -------------- -------------- --------------

Less distributions:
        From net realized gains                    -          (16.14)         (1.68)          -             (1.93)
                                             ------------ -------------- -------------- -------------- --------------
Net asset value, end of period                   $10.58       $13.23         $39.06         $28.80         $18.13
                                             ============ ============== ============== ============== ==============

Total return                                     (20.03%)     (37.11%)        42.29%         58.85%        (17.85%)
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
        Net assets, end of year (millions)      $126.6       $176.0         $239.5         $218.0         $141.2

Ratios to average net assets:#++
        Expenses                                   1.00%        1.00%          1.00%          1.00%          1.00%
        Net investment loss                       (0.75%)      (0.59%)        (0.64%)        (0.79%)        (0.67%)

Portfolio turnover rate*                         100.71%     99.00%         143.39%        133.24%        81.75%

-------------------------------------------------
#    Includes  the Fund's  shares of  expenses,  net of fees waived and expenses absorbed, allocated from the Portfolio.
++   Net of fees waived and  expenses  absorbed.  The  combined  fees waived and expenses absorbed were 0.34%, 0.26%, 0.25%, 0.27% and 0.27%, respectively.
*    Portfolio  turnover  rate of PIC Small Cap  Portfolio,  in which all of the
     Fund's assets are invested.

                                 Privacy Notice


PIC Investment Trust, Provident Investment Counsel and Quasar Distributors, LLC collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information would be shared with nonaffiliated third parties.


                         Provident Investment Counsel

                             Small Cap Growth Fund I



For investors who want more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                                  P.O. Box 9826
                              Providence, RI 02940
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                  (The Trust's SEC Investment Company Act File No. is 811-06498)



                              PIC INVESTMENT TRUST


              Provident Investment Counsel Small Cap Growth Fund I



                       Statement of Additional Information

                               Dated March 3, 2003









         This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated March 1, 2003, as may be amended, of the Provident Investment Counsel Small Cap Growth Fund I, a series of PIC Investment Trust (the "Trust"). The Provident Investment Counsel Small Cap Growth Fund I (the "Fund") invests in the PIC Small Cap Portfolio (the "Portfolio").

         Provident Investment Counsel (the "Advisor") is the investment advisor to the Portfolio. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (800) 618-7643.

         The annual report to shareholders for the Fund for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.





                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT OBJECTIVE AND POLICIES..............................................3
INVESTMENT RESTRICTIONS........................................................8
MANAGEMENT.....................................................................9
CONTROL PERSONS...............................................................13
CUSTODIAN AND AUDITORS........................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................16
PORTFOLIO TURNOVER............................................................17
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................17
NET ASSET VALUE...............................................................18
TAXATION......................................................................18
DIVIDENDS AND DISTRIBUTIONS...................................................20
PERFORMANCE INFORMATION.......................................................20
ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM......................................23
GENERAL INFORMATION...........................................................23
FINANCIAL STATEMENTS..........................................................24



                        INVESTMENT OBJECTIVE AND POLICIES

     Introduction. The investment objective of the Fund is to provide capital appreciation. There is no assurance that the Fund will achieve its objective. The Fund will attempt to achieve its objective by investing all of its assets in shares of the Portfolio. The Portfolio is a diversified open-end management investment company having the same investment objective as the Fund. Since the Fund will not invest in any securities other than shares of the Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. The Fund's and the Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to the Fund, the Portfolio may sell its shares to other mutual funds or institutional investors. All investors in the Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio may sell their shares to the public at prices different from those of the Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in the Portfolio. Information concerning other holders of interests in the Portfolio is available by calling
(800) 618-7643.

     The Trustees of the Trust believe that this structure may enable the Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing the Fund's assets in the Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. The Fund's investment in the Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of the Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly. For more information about the Board of Trustees, see "Management."

         Whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

Securities and Investment Practices

         The discussion below supplements information contained in the prospectus as to policies of the Fund and the Portfolio. Because the investment characteristics of the Fund will correspond directly to those of the Portfolio, the discussion refers to those investments and techniques employed by the Portfolio. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Portfolio achieve its goals.

         Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-Term Investments are debt securities that mature within a year of the date they are purchased by the Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Rating Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which the Fund or the Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund and the Portfolio intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund and the Portfolio intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     Options Activities. The Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When the Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     The Portfolio may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If the Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     The Portfolio also may write and purchase put options ("puts"). When the Portfolio writes a put, it gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When the Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     Futures Contracts. The Portfolio may buy and sell stock index futures contracts. The Portfolio will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

         A stock index futures contract may be used as a hedge by the Portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

         There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

     The Portfolio will not purchase or sell futures contracts, as a result, the amount of margin deposit on the Portfolio's futures positions would exceed 5% of the market value of the Portfolio's net assets.

     Foreign Securities. The Portfolio may invest in foreign issuers in foreign markets. In addition, the Portfolio may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. The Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Portfolio may enter into forward contracts with respect to specific transactions. For example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Portfolio will thereby be to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the
Portfolio to sustain losses on these contracts and transaction costs. The Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to the Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase its income, the Portfolio may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Portfolio has adopted an operating policy that limits the amount of such loans to not more than 25% of the value of the total assets of the Portfolio. During the time the Portfolio's portfolio securities are on loan, the borrower pays the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by the Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, the Advisor's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Portfolio or the borrower.

     Segregated Accounts. When the Portfolio writes an option, sells a futures contract or enters into a forward foreign currency exchange contract, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by the Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet the Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. The Portfolio may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Portfolio's net asset value. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When the Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolio may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in the Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.


                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Fund) and the Portfolio have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund or the Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund or the Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund or the Portfolio. Except with respect to borrowing, changes in values of assets of the Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by the Fund or Portfolio at the time that it purchases any security.

     As a matter of fundamental policy, the Portfolio is diversified; that means that at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Fund invests all of its assets in shares of the Portfolio. The Fund's and the Portfolio's investment objective is fundamental.

     In addition, neither the Fund nor the Portfolio may:

1. Issue senior securities, borrow money or pledge its assets, except that the Fund or the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and provided further that such borrowings may be made only to the extent that the value of the Fund's and/or the Portfolio's total assets, as the case may be, less its liabilities other than borrowings (including borrowings permitted by the foregoing or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing);

2.   Make short sales of securities or maintain a short position;

3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

4. Write put or call options, except that the Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices;

5. Act as underwriter (except to the extent the Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Fund may invest more than 25% of its assets in shares of the Portfolio;

7.   Purchase  or sell real  estate or  interests  in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

8. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts;

9.   Invest in oil and gas limited partnerships or oil, gas or mineral leases;

10. Make loans (except for investment in debt securities consistent with the investment policies of the Fund and the Portfolio and in repurchase agreements, and except that the Portfolio may lend its portfolio securities); or

11.  Make investments for the purpose of exercising control or management.

     The Portfolio observes the following restrictions as a matter of operating but not fundamental policy. The Portfolio may not:

1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law;

2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid); or

3. The Board of Trustees of the Portfolio has adopted the following restriction which will take effect if and when the current fundamental restriction against securities lending is modified as discussed above: Make loans of portfolio securities in an amount exceeding 25% of its total assets.


                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, custodian and transfer agent. Likewise, the Portfolio has a Board of Trustees which has comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolio are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, including the Trustees that are not "interested persons" of the Trust of the Advisor as that term is defined in the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.


                              Independent Trustees
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Jettie M. Edwards (age 56) Trustee     Since 1993     Consulting principal of Syrus               13      Trustee of the PBHG
c/o   Provident Investment                            Associates (consulting firm) (1986                  Funds, Inc.;
Counsel                                               to 2002).                                           Director of PBHG
300 North Lake Avenue                                                                                     Insurance Series
Pasadena CA 9110176                                                                                       Fund, Inc.; Trustee
                                                                                                          of EQ Advisors Trust.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Richard N. Frank (age 79)  Trustee     Since 1993     Chief Executive Officer, Lawry's            13      N/A
234 E. Colorado Blvd.                                 Restaurants, Inc. (restaurant
Pasadena, CA 91101                                    company); formerly, Chairman of
                                                      Lawry's Foods, Inc. (restaurants and
                                                      food seasoning) (1997 - 2002).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
James Clayburn LaForce     Trustee     Since 1993     Dean Emeritus, John E. Anderson             13      Director, The Payden
(age 74)                                              Graduate School of Management,                      & Rygel Investment
P.O. Box 1595                                         University of California, Los                       Group, The
Pauma Valley, CA 95061                                Angeles.                                            Metzler/Payden
                                                                                                          Investment Group,
                                                                                                          BlackRock Funds,
                                                                                                          Jacobs Engineering,
                                                                                                          Cancervax; Trustee
                                                                                                          of Advisors Series
                                                                                                          Trust (May 2002 to
                                                                                                          present); Arena
                                                                                                          Pharmaceutical (January
                                                                                                          2003 to present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Wayne H. Smith             Trustee     Since 1993     President of Wayne H. Smith                 13      Director, Sunlaw
(age 61)                                              Consulting, Inc. (July 2002 to                      Energy Company (an
150 N. Orange Grove Blvd.                             present); Vice President Financial                  independent
Pasadena, CA 91103                                    Services of Avery Dennison                          electrical power
                                                      Corporation (a pressure sensitive                   company, Vernon,
                                                      material and office products                        California
                                                      manufacturer) (June 2001 to                         (February 2002 to
                                                      June 2002); Vice President and                      Present); Director,
                                                      Treasurer of Avery Dennison                         Equigene Research (a
                                                      Corporation (1979 to June 2001).                    high-tech company)
                                                                                                          (February 2002 to
                                                                                                          present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Kevin E. Villani (age 54)  Trustee     Since 2002     Consultant (1999-2002), Executive           13      N/A
5658 Dolphin Place                                    Vice President/Chief Executive
La Jolla, CA 92037                                    Officer of ICII, a Financial
                                                      Services Company.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
William S. Anderson        Trustee     Since 2002     Executive Vice President of Topa             13     Director of Mellon
(age 45)                                              Equities, Ltd., a Diversified                       First Business Bank
1800 Avenue of the Stars,                             Holding Company.                                    (since 1997);
Suite 1400                                                                                                Director of Country
Los Angeles, CA 90067                                                                                     Title Holding (since
                                                                                                          2000).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                         Interested Trustees & Officers
-------------------------- ----------- -------------- -------------------------------------- ------------ -------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee

-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas J. Condon           Trustee     Since 1993     Managing Director of the Advisor.            13        N/A
(age 62)
300 North Lake Avenue
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Aaron W.L. Eubanks, Sr.    Vice        Since 1999     Chief Operating Officer of the Advisor      N/A        N/A
(age 40)                   President                  since August 1999; formerly, Director
300 North Lake Avenue      and                        of Operations of the Advisor.
Pasadena CA 91101          Secretary
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas M. Mitchell         President   Since 2000     Managing Director of the Advisor since      N/A        N/A
(age 58)                                              May 1995; Executive Vice President of
300 North Lake Avenue                                 the Advisor from May 1983 to May 1999.
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
William T. Warnick         Vice        Since 1999     Chief Financial Officer of the Advisor      N/A        N/A
(age 35)                   President                  since August 1999; formerly Controller
300 North Lake Avenue      and                        of the Advisor.
Pasadena, CA 91101         Treasurer
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------

Board Committees

     The  Board  has two  standing  committees  as  described  below:


(1) Audit Committee - Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee meets at least once annually. During the fiscal year ended October 31, 2002, the Audit Committee met on March 19, 2002. The Audit Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

(2) Nominating Committee - Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee meets as necessary. During the fiscal year ended October 31, 2002, the Nominating Committee met on November 17, 2002. The Nominating Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

Board Interest in the Portfolios

     Various Board members own shares of certain Funds that are feeder funds into the Portfolios in the following dollar ranges as indicated below:

A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000

---------------------------- ----------------- ----------------------------------------------------
Name of Trustee                 Small Cap      Aggregate Dollar Range of Equity Securities in All
                                                   Registered Investment Companies Overseen by
                              Growth Fund I       Trustee in Family of Investment Companies(1)
---------------------------- ----------------- ----------------------------------------------------
Jettie Morrill Edwards              --                                 --
Wayne Smith                         --                                  C
James Clayburn LaForce              --                                  A
Richard Nathan Frank                --                                  D
Kevin Emil Villani(2)               C                                   C
William Stewart Anderson(2)         --                                 --
---------------------------- ----------------- ----------------------------------------------------

(1) The aggregate dollar range of securities owned by the Trustees may include other Funds not discussed in this SAI.
(2) Elected on 9/17/2002

Trustee Interest in Advisor, Distributor or Affiliates

     Neither the Trustees who are "not interested" persons of the Portfolios, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Advisor, Quasar Distributors, LLC (the "Distributor") or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interests, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.

Trustee Interest in Any Material Transactions with Advisor, Distributor or Affiliates

     During the two most recently completed calendar years neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of the Advisor or Distributor were a party.

Compensation

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2002. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."

--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
                                                                                    Deferred
                                                                   Deferred       Compensation          Total
                                                                  Compensation      Accrued as       Compensation
                              Aggregate         Aggregate         Accrued as Part    Part of       From Trust and
                              Compensation      Compensation        of Trust        Portfolios      Portfolios paid
Name of Trustee                 from Trust     from Portfolios     Expenses(3)       Expenses(3)       to Trustee
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
Jettie M. Edwards           $    12,500       $    12,500       $         0       $         0      $    25,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
Wayne H. Smith              $    12,500       $    12,500       $         0       $         0      $    25,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
Richard N. Frank            $         0       $         0       $    12,500       $    12,500      $    25,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
Angelo R. Mozillo(1)        $         0       $         0       $     6,500       $     6,500      $    13,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
James Clayburn LaForce      $         0       $         0       $    12,000       $    12,000      $    24,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
Kevin E. Villani(2)         $         0       $         0       $     3,000       $     3,000      $     6,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------
William S. Anderson(2)      $     3,000       $     3,000       $         0       $         0      $     6,000
--------------------------- ----------------- ----------------- ----------------- ---------------- ------------------\

(1) Resigned on 6/18/2002

(2)  Elected on 9/17/2002

(3) On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Deferred Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the other Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Deferred Plan. If a Trustee elects to defer payment, the Deferred Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.


                                 CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Fund as of January 31, 2003:

 Name and Address                                No. of Shares Owned       % of Shares
 ----------------                                -------------------       -----------
 HSBC Bank USA Trustee                              2,003,079.626             16.0%
 PO Box 1329
 Buffalo, NY 14240

 State Street Bank and Trust Company                3,915,978.127             31.2%
 Attn:  J. Peterson Master Trust Division
 105 Rosemont Road
 Westwood, MA 02090

 Bost. & Co.                                        2,078,323.442             16.5%
 Mutual Funds Operations
 PO Box 3198
 Pittsburgh, PA 15230-3198

 Northern Trust Company                             1,109,808.789             8.8%
 FBO Lilly Savings Plan
 50 S. LaSalle Street
 Chicago, IL 60675


     As of January 31, 2003, shares of the Fund owned by the Trustees and officers as a group were less than 1%.

The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolio. Subject to the supervision of the Board of Trustees of the Portfolio, investment management and services will be provided to the Portfolio by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Advisor will provide a continuous investment program for the Portfolio and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolio and the Trust are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses;
(vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolio and the legal obligations with respect to which the Trust or the Portfolio may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual, plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into a new Advisory Agreement having the same terms as the previous Advisory Agreement with the Portfolio. The term "Advisor" also refers to the Advisor's predecessor.


     For its services, the Advisor receives a fee from the Portfolio at an annual rate of 0.80% of their average daily net assets. The Advisor has agreed to limit the aggregate expenses of the Fund (including the Portfolio) to 1.00% through the year 2013.


     For the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor was paid by the Fund as follows:

---------- ----------------------- ---------------------- -------------------
                 Total Fees            Fees Waived/        Balance Paid to
Year         Accrued by Advisor      Expenses Absorbed         Advisor
---------- ----------------------- ---------------------- -------------------
2002             $1,638,092               $91,831             $1,546,261
2001             $1,975,820                 $0                $1,975,820
2000             $2,771,902                 $0                $2,771,902
---------- ----------------------- ---------------------- -------------------

     Under the Advisory Agreement, the Advisor will not be liable to the Portfolio for any error of judgment by the Advisor or any loss sustained by the Portfolio except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     In determining whether to renew the Advisory Agreement, the Board of Trustees of the Portfolio evaluates information provided by the Advisor in accordance with Section 15(c) of the 1940 Act. At its December 17, 2002 meeting, the Board considered a number of factors in recommending renewal of the existing Agreement, including the quality of services provided to the Portfolio, fees and expenses borne by the Fund and the Portfolio, and financial results of the Advisor.

     In reviewing the quality of services, the Board noted that for the relevant one-year, three-year and five-year periods ended October 31, 2002, the net asset value per share of the Fund had decreased, but that for each of these periods the Fund had a return near or at the average of its peer group of mutual funds and close to the Lipper Small Cap Growth Index (which covers a larger range of similar mutual funds). The Board also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Advisor, its brokerage and soft dollar practices, and its regulatory compliance procedures. The Board also considered steps the Advisor was taking or proposed to take to enhance investment performance.

     In reviewing the investment advisory fees and total expenses, the Board noted that advisory fees and total expenses as a percentage of the Fund's average net assets were favorable (at or below the middle 50%) in relation to its peer group of mutual funds.

     Based  on  their  review,  the  Board  of  Trustees  as a  whole,  and  the independent Trustees separately, concluded that the terms of the Advisory Agreement were fair and reasonable and similar to those which could have been obtained through arms-length negotiations, and approved renewal of such Agreement.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days written notice to the Portfolio. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to an Administration Agreement, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of the Fund. Fees earned by the Advisor for administrative services for the fiscal years ended October 31, 2002, 2001 and 2000 are shown below:

             Fees Earned by the Advisor for Administrative Services

         -------------- ------------ -----------
             2002          2001         2000
         -------------- ------------ -----------
           $327,043      $390,490     568,904
         -------------- ------------ -----------

The Advisor has agreed to limit the aggregate expenses of the Fund (including expenses allocated to the Portfolio) to 1.00% of its average daily net assets. As a result, for the fiscal years ended October 31, 2002, 2001 and 2000, the Advisor waived all of its fees and reimbursed certain expenses of the Fund (including expenses allocated from the Portfolio) in the amounts shown below:

             Fees Waived by the Advisor for Administrative Services
         -------------- ------------ -----------
             2002          2001         2000
         -------------- ------------ -----------
           $485,795      $507,868     $718,970
         -------------- ------------ -----------

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund or the Portfolio if, within three subsequent years, the Fund's expenses are less than the limit agreed to by the Advisor.

The Administrator

     The Fund and the Portfolio pay a monthly administration fee to U.S. Bancorp Fund Services, LLC ("USBFS") for managing some of their business affairs.

     For the fiscal year ended October 31, 2002, 2001, and 2000, the Fund and Portfolio paid the following fees to USBFS:

                        Administrative Fees Paid to USBFS

------------------------------- ------------ ------------ ------------
                                   2002         2001         2000
------------------------------- ------------ ------------ ------------
Small Cap Growth Fund I          $ 10,000     $ 10,000     $ 10,000
Small Cap Portfolio              $204,762     $246,977     $346,488
------------------------------- ------------ ------------ ------------

The Distributor

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin, 53202, is the Trust's principal underwriter. The Distributor is an affiliate of USBFS. The Fund did not pay any distribution fees for the past three fiscal years.


                             CUSTODIAN AND AUDITORS

     The Trust's custodian, PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is responsible for holding the Fund's assets. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809, acts as the Fund's transfer agent; its mailing address is P.O. Box 9826 Providence, Rhode Island, 02940. The Trust's independent accountants, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10038, assist in the preparation of certain reports to the Securities and Exchange Commission and the Fund's tax returns.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolio by placing purchase and sale orders for the Portfolio, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Portfolio and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolio or the Fund.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     Brokerage commissions for the Fund for the past three fiscal years ended October 31, 2000, 2001, and 2002 were as follows:

   ---------- --------------------------- -------------------------------------
     Year       Brokerage Commissions      Portion Paid for Research Services
   ---------- --------------------------- -------------------------------------
     2002              $688,617                         $39,862
     2001              $342,040                         $23,679
     2000              $368,155                         $41,358

   ----------   ------------------------- -------------------------------------


     Beginning in January 2002, a majority of brokers began requiring Nasdaq orders on an agency basis only. Prior to January 2002, these securities were traded on a principal basis with commissions being included in the overall price paid by the Portfolio for the security and the agency commission on the transaction not being factored into the aggregate agency commissions paid. Although there are now greater reported commissions, the price being paid for the underlying securities ha been lowered and the net effect is that overall commissions paid per transaction have decreased since 2001. The increase in brokerage commissions from 2001 to 2002 resulted from the change in the placement of orders for Nasdaq securities, which securities constitute approximately 70% of the securities in the Small Cap Portfolio.


     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolio in the valuation of its investments. The research which the Advisor receives for the Portfolio's brokerage commissions, whether or not useful to the Portfolio, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions may be useful to the Portfolio.

     The debt securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolio directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Portfolio may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Portfolio, they will be effected only when the Advisor believes that to do so is in the best interests of the Portfolio. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Portfolio and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.


                               PORTFOLIO TURNOVER

     Although the Portfolio generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." The Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2002 and 2001 were as follows: Portfolio Turnover Rate

              ------------- -----------
                  2002         2001
              ------------- -----------
                100.71%       99.00%
              ------------- -----------

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


                                 NET ASSET VALUE

     The net asset value of the Fund's and the Portfolio's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. The Fund's and Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by the Portfolio or Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time as shown below.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the- counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

         An Example of how the Fund calculated the Net Asset Value per share is as follows:
                            Net Asset
                ---------------------------------- =   Net Asset Value per share
                       Shares Outstanding

                          $126,581,200
                ---------------------------------- =   $10.58
                           11,967,452

                                    TAXATION
Portfolio's Tax Status

     The Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of the Portfolio will be deemed to have been "passed through" to the Fund and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

Fund's Tax Status

     The Fund is treated as a separate entity under the Code and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolio. If more than 50% in value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Portfolio are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolio at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolio and taxed as ordinary income when distributed to shareholders of the Fund. The Portfolio may make certain elections available under the Code which are applicable to straddles. If the Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Fund must meet to qualify as a RIC, described above, may limit the extent to which the Portfolio will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.


                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold a percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.


                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

         Where:
                          "P"     =   represents a hypothetical initial
                                      investment of $1,000;
                          "T"     =   Represents average annual total return;
                          "n"     =   Represents the number of years; and
                          "ERV"   =   Represents the ending  redeemable  value
                                      at the end of the period
                                      of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual total return for the periods ending October 31, 2002 are as follows(1):

                           Average Annual Total Return
--------------- ------------- -----------------
   One Year      Five Years   Life of Fund(1)
--------------- ------------- -----------------
   -20.03%         -1.36%          6.51%
--------------- ------------- -----------------

(1)Certain fees and expenses of the Fund have been reimbursed from inception through October 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed. (2) Since commencement of operations on September 30, 1993.

Average Annual Total Return (after Taxes on Distributions)

     The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

         Where:
                          "P"       =   represents a hypothetical initial
                                        investment of $1,000;
                          "T"       =   represents average annual total return;
                          "n"       =   represents the number of years; and
                          "ATV(D)"  =   represents   the  ending  value  of  the
                                        hypothetical   initial
                                        investment after taxes on
                                        distributions, not after
                                        taxes on redemption.
                                        Dividends and other
                                        distributions are assumed to
                                        be reinvested in shares at
                                        the prices in effect on the
                                        reinvestment dates. ATV(D)
                                        will be adjusted to reflect
                                        the effect of any absorption
                                        of Fund expenses by
                                        the Advisor.

         The average annual total returns after taxes on distributions for the following periods are as follows:

--------------- ------------- -----------------
  One Year        Five Years   Life of Fund (1)
--------------- ------------- -----------------
   -20.03%         -5.09%          4.23%
--------------- ------------- -----------------

(1)  Since commencement of operations on September 30, 1993.

     Quotations of average annual total return after taxes on distributions for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Average Annual Total Return (after Taxes on Distributions and Redemption)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)

         Where:
                          "P"          =   represents a hypothetical initial
                                           investment of $1,000;
                          "T"          =   represents average annual total
                                           return;
                          "n"          =   represents the number of years; and
                          "ATV(DR)"    =   represents  the  ending  redeemable
                                           value  of  the  hypothetical
                                           initial investment after
                                           taxes on distributions and
                                           redemption. Dividends and
                                           other distributions are
                                           assumed to be reinvested in
                                           shares at the prices in
                                           effect on the reinvestment
                                           dates. ATV(DR) will be
                                           adjusted to reflect the
                                           effect of any absorption of
                                           Fund expenses by theAdvisor.

     The  average  annual  total  returns  after  taxes  on  distributions   and
redemptions for the following periods are as follows:

   Average Annual Total Return (after Taxes on Distributions and Redemptions)

--------------- ------------- ---------------
   One Year      Five Years    Life of Fund
--------------- ------------- ---------------
   -12.30%         -1.22%         5.33%
--------------- ------------- ---------------


(1)  Since commencement of operations on September 30, 1993.

     Quotations of average annual total return after taxes on distributions and redemption for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [ (a-b + 1){6} - 1]
                                       ---
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.


Other information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.


                    ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                               GENERAL INFORMATION

     The Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created number of series of shares (currently nine), and may create additional series in the future, which have separate assets and liabilities.

     The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees. The Board of Trustees may terminate the Fund, without seeking shareholder approval if it determines that such action would be in the best interests of the Fund's shareholders.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolio, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolio.


                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Fund for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

[LOGO]


Provident Investment Counsel

Twenty Fund I




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.






Prospectus
March 3, 2003



Contents

Key Facts
                                   1........An Overview Of The Fund
                                   1........Risk/Return Summary
                                   1........The Principal Goals, Strategies
                                            And Risks Of The Fund
                                   2........Performance
                                   4........Fees And Expenses
                                   4........Management
                                   5........Calculation Of Net Asset Value
Your Account                       5........How To Buy Shares
                                   6........How To Sell Shares
                                   8........Important Redemption Information
                                   9........Investor Services
Shareholder Account Policies       10.......Dividends, Capital Gains And Taxes
                                   10.......Distribution Options
                                   10.......Understanding Distributions
                                   10.......Transaction Details
                                   11.......Financial Highlights
                                   13.......PRIVACY NOTICE




KEY FACTS
AN OVERVIEW OF THE FUND

The Fund is a series of PIC Investment Trust (the "Trust"), a registered investment company.

Provident Investment Counsel ("PIC"), located in Pasadena, California since 1951, is the Fund's investment advisor. PIC is an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

RISK/RETURN SUMMARY

THE PRINCIPAL GOALS, STRATEGIES AND RISKS
OF THE FUND

GOAL: Long term growth of capital. The Fund may change its objective without shareholder approval.

STRATEGY: Normally, the Fund invests in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/BARRA Growth and Russell 1000 Growth Indices. The Fund may also invest in companies contained within the S&P/BARRA Value and Russell 1000 Value Indices. The Fund primarily emphasizes large companies (i.e., companies with market capitalizations of $3 billion or greater at the time of purchase). Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

PIC narrows the Fund's investment universe of potential investments to develop a watch list of approximately 350 names by screening for:

o Large companies (i.e., companies with market capitalization of $ billion or more at the time of purchase);

o Companies that meet its revenue and earnings growth expectations (normally exceeding the average revenue and earnings growth expectations for the market on which the security is primarily traded); and

o Companies that PIC believes possess superior financial characteristics relative to the company's competitors/peers and that of the market on which the security is primarily traded.

Through further research employing technical and fundamental screens, company contact and communication with other research firms, PIC develops a buy list of no more than 60 stocks. Using a "bottom-up" security selection process (i.e., focusing on individual stocks rather than industries or sectors) PIC searches for companies:

o Possessing at least one catalyst for growth, such as new products, exploiting demographic trends, proprietary products, gaining market share and/or a changing cost structure in order to attain or maintain very strong earnings per share growth;

o    Where management owns a significant portion of the company's stock; and

o Having strong management goals and growth plans supported by stringent controls and a commitment to enhancing shareholder value.

Finally, PIC conducts regular meetings of its Fund Management Team, during which the team reviews individual security holdings and weightings, proposed new purchases and sales, sector weights, and performance attribution. The team evaluates a number of key economic and market criteria, and assesses the current environment for equity investments to help confirm its analysts' stock recommendations. PIC then focuses the assets of the Fund on its best investment ideas.


In determining whether to sell a security, PIC reviews the following: (a)whether there is a fundamental change in the company; or (b) whether a strategic shift takes plan in the overall strategy. PIC continually reviews securities when a company has met or exceeded PIC's price target; when a company's relative price-to-earnings ration reaches extreme levels; when a stock has declined 20% from average costs; and when a company has negative earnings revisions.


Also, further review is conducted when a price declines in excess of 20% from a recent high or purchase price.

PIC normally invests the Fund's assets according to its investment strategy. However, the Fund may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, the Fund would not be seeking its investment objective.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

MANAGEMENT RISKS. As with all mutual funds, at any time, your investment in the Fund may be worth more or less than the price you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because PIC did not implement its strategy properly. The Fund's shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

EQUITY RISKS. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

GROWTH COMPANY RISKS. The Fund invests primarily in stocks of companies that PIC believes will have above average revenue and earnings growth for the market on which the stock is primarily traded. Such companies' earnings and/or revenues may not grow as quickly as projected. In addition, "growth stocks" may under perform other segments of the equity markets or the markets as a whole as a result of various factors such as a downturn in the economy or the prospects for a particular sector of the economy.

NON-DIVERSIFICATION RISKS. Since the Fund is not diversified, it may invest a greater percentage of its assets in a particular issuer than a diversified fund. Diversifying a mutual fund's investment can reduce the risks of investing by limiting the amount of money it invests in any one issuer. Therefore, being non-diversified may cause the value of the Fund's shares to be more sensitive to changes in the market value of a single issuer than diversified mutual funds.

FOREIGN SECURITIES RISK: The Fund may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Fund's investments and its ability to enforce contracts.

PORTFOLIO TURNOVER RISK: A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect the Fund's performance.

WHO MAY WANT TO INVEST

The Fund may be appropriate for investors who are seeking long term growth of capital.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE


The following performance information indicates some of the risks of investing in the Fund.* The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average annual total return compared with broad-based market index. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Please note that if the Advisor did not waive some expenses, the returns would have been lower than those shown. Remember, the Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I
                          CALENDAR YEAR TOTAL RETURNS*
2000:   -28.90%
2001:   -43.04%
2002:   -34.81%

*Prior to April 2002, the Fund was a series of UAM Funds Trust.

                Best quarter: up 18.77%, fourth quarter 2001
               Worst quarter: down -32.21%, first quarter 2001

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002
                                                                 Since Inception
                                                1 Year             (12/29/1999)
Twenty Fund I                                  ---------         ---------------

     Return Before Taxes                        -34.81%                -35.77%
     Return After Taxes on Distributions        -34.81%                -35.80%
     Return After Taxes on Distributions
          and Sale of Fund Shares  (1)          -21.38%                -25.60%
S&P 500 Index (2)                               -22.10%                -14.41%
Russell 1000 Growth Index (3)                   -27.88%                -23.57%
--------------------------------------------------------------------------------
(1) The "Return After Taxes on Distributions and Sale of Fund Shares" is higher than the other return figures because, when capital loss occurs on redemption of Fund shares, a tax deduction benefits the investor.
(2) The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.
(3) The Russell 1000 Growth Index is an unmanaged index that measures performance of the companies within the Russell 1000 Index with relatively higher price-to-book ratios and forecasted growth values. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

   Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price).................................None
   Maximum deferred sales (load) charge
       (as a percentage of purchase or sale price,.........................None whichever is less)
   Redemption fee and Exchange fee(1)......................................1.00%
                                                                           -----

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

   Management Fees ........................................................0.90%
   Other Expenses .........................................................1.24%
                                                                           ----
   Total Annual Fund Operating Expenses ...................................2.14%
                                                                           ----
   Expense Reimbursements .................................................0.84%

   Net Expenses(2) ........................................................1.30%
                                                                           =====
--------------------------------------------------------------------------------
(1) Shareholders will be charged 1.00% fee on redemptions or exchanges made within 30 days of purchase.
(2) Pursuant to a contract with the Fund, PIC has agreed to reimburse the Fund for investment advisory fees and other expenses until March 1, 2013. PIC reserves the right to be reimbursed for any waiver of its fees or expenses (including such reimbursements) paid on behalf of the Fund if, within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

Example: These examples will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that the Fund's annual return is 5%, that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

              1 year        3 years       5 years       10 years
              ------        -------       -------       --------
               $132           $412          $713         $1,568


MANAGEMENT

PIC is the advisor to the Fund. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for the Fund, including determining which securities should be bought and sold.

For its services, PIC is entitled to an investment advisory fee of 0.90% of the Fund's average daily net assets for managing the Fund's investments. For the fiscal year ended October 31, 2002, PIC was paid an advisory fee of 0.06%, net of waiver.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, PIC will provide, or arrange for others to provide, certain shareholder services to shareholders of the Fund. The Shareholder Servicing Plan provides for the payment to PIC of a service fee of up to 0.15% of the Fund's average daily net assets.

YOUR ACCOUNT

WAYS TO SET UP
YOUR ACCOUNT

INDIVIDUAL OR JOINT TENANT FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

RETIREMENT
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.

o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.

o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o    403(b)  Custodial  Accounts are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

o 401(k) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

GIFTS OR TRANSFERS TO MINOR
(UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

TRUST
For money being invested by a trust

The trust must be established before an account can be opened.

BUSINESS OR ORGANIZATION
For investment needs of corporations, associations, partnerships or other groups

Does not require a special application.


CALCULATION OF
NET ASSET VALUE

Once each business day, the Fund calculates its net asset value (NAV). NAV is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

The Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

HOW TO BUY SHARES

The price you will pay to buy Fund shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after the investment is received and accepted.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

In compliance with the USA Patriot Act of 2001, please note that the Fund's transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Fund's transfer agent at (800) 618-7643 if you need additional assistance when completing your application. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund and PIC reserve the right to close your account or take any other action they deem reasonable or required by law.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                           $  2,000
The Fund may, at its discretion,
waive the minimum investment for
employees and  affiliates of  PIC
or any other person or organization
deemed appropriate.

For retirement accounts                      $    500

TO ADD TO AN ACCOUNT                         $    100
For retirement plans                         $    100
Through automatic investment plans           $    100

MINIMUM BALANCE                              $  1,000
For retirement accounts                      $    500

FOR INFORMATION:                       (800) 618-7643

TO INVEST

BY MAIL:
Provident Investment Counsel Twenty Fund I
P.O. Box 9826
Providence, RI 02940

By Wire:
Call: (800) 618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Twenty Fund I
400 Bellevue Parkway
Wilmington, DE 19809

HOW TO SELL SHARES


You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Fund's transfer agent with complete information and meeting all the requirements discussed in this Prospectus. Remember that if you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares;

o    Your account registration has changed within the last 30 days;

o The check is being mailed to a different address from the one on your account (record address); or

o    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Fund's transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

o    Your name:

o    Your Fund Account number:

o    The dollar amount or number of shares to be redeemed; and

o Any other applicable requirements listed under "Important Redemption Information."
Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Twenty Fund I
P.O. Box 9826
Providence, RI 02940



IMPORTANT REDEMPTION INFORMATION

                   ACCOUNT TYPE                   SPECIAL REQUIREMENTS
------------------ ------------------------------ -------------------------------------------

PHONE              All account types except       * Your  telephone call must be received by
(800) 618-7643     retirement                       4 p.m.  Eastern  time to be  redeemed on
                                                    that   day   (maximum    check   request
                                                    $100,000)
------------------ ------------------------------ -------------------------------------------
MAIL               Individual, Joint Tenant,      * The letter of instructions must be by all
OR IN PERSON       Sole Proprietorship, UGMA,       persons required to sign for transactions,
                   Tenant, Sole signed              exactly as their names appear on the
                   Proprietorship, UGMA, UTMA       account.



                   Retirement Account             * The account owner should Complete a
                                                    retirement distribution form. Call
                                                    (800)618-7643 to request one.

                   Trust                          * The   trustee   must  sign  the   letter
                                                    indicating  capacity as trustee.  If the
                                                    trustee's  name  is not  in the  account
                                                    registration,  provide  a  copy  of  the
                                                    trust  document   certified  within  the
                                                    last 60 days.

                   Business or Organization       * At least one person authorized by corporate
                                                    resolutions to act on the account must sign
                                                    the letter.


                                                  * Include a corporate resolution with
                                                    corporate seal or a signature
                                                    guarantee.

                   Executor, Administrator,       * Call (800) 618-7643 for instructions.
                   Conservator, Guardian

------------------ ------------------------------ -------------------------------------------
WIRE               All account types              * You must  sign up for the  wire  feature
                   except retirement                before  using it.  To verify  that it is
                                                    in place,  call (800) 618-7643.  Minimum
                                                    redemption wire: $5,000.

                                                  * Your wire redemption request must be
                                                    received by the Fund before 4 p.m.
                                                    Eastern time for money to be wired the
                                                    next business day.

INVESTOR SERVICES

PIC provides a variety of services to help you manage your account.

INFORMATION SERVICES

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)

o    Quarterly account statements

TRANSACTION SERVICES

EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other Funds by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, may under certain circumstances involve payment of a redemption fee, and may have tax consequences for you. Also see, "Shareholder Account Policies."

REGULAR INVESTMENT PLANS

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

SHAREHOLDER ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund distributes substantially all of its income and capital gains, if any, to shareholders each year in December.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Fund offers three options:

1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash.

When the Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

UNDERSTANDING DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of the Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

TRANSACTION DETAILS

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to "backup withholding" for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold amounts from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC and its agents will not be liable for losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. We will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o    PIC does not accept cash or third party checks.

o When making a purchase with more than one check, each check must have a value of at least $50. o The Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of the Fund or sell them through a broker, who may charge you a fee for this service. If you invest through a broker or other institution, read its program materials for any additional service features or fees that may apply.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.


o If you redeem shares of the Fund after holding them for less than thirty days, the Fund will charge a fee of 1.00% of the value of the shares redeemed. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.


o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the Fund's transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o PIC also reserves the right to redeem your shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other funds within the Trust. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.



FINANCIAL HIGHLIGHTS

These tables show the Fund's financial performance for up to the past five years. Prior to April 1, 2002, the Fund was a series of UAM Funds Trust. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. The information through the fiscal period ended October 31, 2002 has been audited by PricewaterhouseCoopers LLP. The Fund's financial statements are included in the Annual and Semi-Annual Reports and the report of the independent certified public accountants is included in the Annual Report which is available upon request.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

For a Share Outstanding Throughout Each Period

                                           May 1, 2002
                                             Through         Year Ended April 30,          Period
                                                             ----------------------        Ended*
                                       October 31, 2002***    2002         2001       April 30, 2000
----------------------------------------------------------------------------------------------------

Net asset value, beginning of period          $3.82           $5.42        $9.61           $10.00
                                              -----           -----        -----           ------

Income from investment operations:
   Net investment loss                        (0.01)          (0.03)       (0.04)           (0.02)
   Net realized and unrealized                (1.05)          (1.57)       (4.15)           (0.37)++
   loss on investments                        ------          ------       ------           ------


Total from investment operations              (1.06)          (1.60)       (4.19)           (0.39)
                                              ------          ------       ------           ------

Net asset value, end of period                $2.76           $3.82        $5.42            $9.61
                                              =====           =====        =====            =====

Total Return#                                (27.75)%^       (29.52)%     (43.60)%          (3.90)%^
----------------------------------------------------------------------------------------------------

Ratios and Supplemental Data:
     Net assets, end of period               $16.1           $22.1        $26.7         $31.3
     (millions)
Ratio to average net assets
     Expenses**                                1.30%+          1.30%        1.30%         1.31%+
     Net investment loss                      (0.95)%+        (0.94)%      (0.78)%       (0.57)%+

Portfolio turnover rate                       84%^           140%         137%           80%^

----------------------------------------------------------------------------------------------------
+    Annualized.
^    Not Annualized.
*    Commenced operations on December 29, 1999.
#    Total return would have been lower had certain  expenses not been waived by
     PIC during the period.
++   The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period, because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
**   Net of fees waived of 0.84%, 0.64%, 0.58% and 0.60% of average net assets, respectively.
***  The Fund changed its fiscal year end from April 30 to October 31.


                                 PRIVACY NOTICE

The Trust, PIC and the Distributor may collect non-public information about you from the following sources:

o    Information  we  receive  about  you on  applications  or  other  forms;

o    Information you give us orally;  and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.





                          Provident Investment Counsel

                                  Twenty Fund I



For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the Fund's reports and SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          Provident Investment Counsel
                                  P.O. Box 9826
                              Providence, RI 02940
                            Telephone: 1-800-618-7643
                                 www.provnet.com

You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



                  (The Trust's SEC Investment Company Act File No. is 811-06498)

                              PIC INVESTMENT TRUST

                   Provident Investment Counsel Twenty Fund I



                       Statement of Additional Information

                                  March 3, 2003




     This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the prospectus dated March 1, 2003, as may be amended, of the Provident Investment Counsel Twenty Fund I (the "Fund"), a series of PIC Investment Trust (the "Trust").

     Provident Investment Counsel (the "Advisor") is Advisor to the Fund. A copy of the Fund's prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (800) 618-7643.

     The annual report shareholders of the Funds for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                TABLE OF CONTENTS

                                                                           Page

Investment Objectives and Policies.............................................3
INVESTMENT RESTRICTIONS.......................................................25
MANAGEMENT....................................................................26
CONTROL PERSONS...............................................................29
INVESTMENT ADVISORY AND OTHER SERVICES........................................30
CUSTODIAN AND AUDITORS........................................................32
Anti-Money Laundering Program.................................................33
Portfolio transactions and brokerage..........................................33
PORTFOLIO TURNOVER............................................................34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................34
NET ASSET VALUE...............................................................34
TAXATION......................................................................35
DIVIDENDS AND DISTRIBUTIONS...................................................36
PERFORMANCE INFORMATION.......................................................36
GENERAL INFORMATION...........................................................38
FINANCIAL STATEMENTS..........................................................39


                       Investment Objectives and Policies

Introduction

     The investment objective of the Fund is to provide long term growth of capital. There is no assurance that the Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of the Fund. The Advisor may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals.

Borrowing

The  Fund  may  borrow  money,  as  permitted  by  its  fundamental   investment
     objectives:

o It may borrow from banks (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed);

o It may borrow up to an additional 5% of its total assets from anyone for temporary purposes;

o It may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and

o It may purchase securities on margin and engage in short sales to the extent permitted by applicable law.


     Borrowing is a form of leverage, which may magnify the Fund's gain or loss. To mitigate the risks of leverage, the Fund will limit the amount it may borrow to not more than 33 1/3% of its total assets, taken at market value. In addition, the Fund will only borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Debt Securities

     Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities

U.S. Government Securities

     U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

     The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o    By the right of the issuer to borrow from the U.S. Treasury;
     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or
     o    By the credit of the sponsoring agency.

     While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds

     Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities

     Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

     Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

     Although the market for such  securities is becoming  increasingly  liquid,
securities   issued  by  certain  private   organizations  may  not  be  readily
marketable.

Government National Mortgage Association (GNMA)

     GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA)

     FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC)

     FHLMC is a shareholder-owned corporation government sponsored enterprise. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities

     Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

     These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

     To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion
("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs)

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs typically pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

     A Real Estate Mortgage Investment Conduit (a "REMIC") is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments

     To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

     The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;
     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
     o Is a foreign branch of a U.S. bank and the Advisor believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

     Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

     Certificates of deposit are negotiable certificates issued against money deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptance

     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

     Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

     Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES".

Zero Coupon Bonds

     These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its assets to generate sufficient cash to satisfy certain income distribution requirements. These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U. S. Treasury sells itself.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," the Fund can record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand

Maturity

     Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

     Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

     Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

     An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities

     The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

     The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

     This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing its effective duration, which may adversely affect its expected performance.

Extension Risk

     The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

Credit Rating

     Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

     Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

     A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Advisor may determine that it is of investment-grade. The Advisor may retain securities that are downgraded, if it believes that keeping those securities is warranted.

     Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

     Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), Duff & Phelps Rating Co. and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

     The Advisor may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Advisor monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

Derivatives

     Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, an underlying economic factor, such as an interest rate or a market benchmark, such as an index. Unless, otherwise stated in the Fund's prospectus, the Fund can use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, the Fund will have offset any depreciation in the value of its assets by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives

Futures

     A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

     Futures contracts are traded in the United States on commodity exchanges or Boards of trade (Y)known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

     Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

     Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. The opposite is also true. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

     The Fund may incur commission expenses when it opens or closes a futures position.

Options

     An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

     When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

     Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

     The purchaser of an option may terminate its position by:

     o    Allowing it to expire and losing its entire premium;
     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
     o    Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

     When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

     The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

     The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

         The Fund is permitted only to write covered options. The Fund can cover a call option by owning:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;
     o A call option on the same security or index with the same or lesser exercise price;
     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;
     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or
     o In the case of an index, the fund of securities that corresponds to the index.

     The Fund can cover a put option by:

     o    Entering into a short position in the underlying security;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;
     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or
     o    Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

     Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

     An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

     The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

     The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.

     The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

     The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

     A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).
     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.
     o    Do not require an initial margin deposit.
     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

     A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

     The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

     The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

     It is difficult to forecast with precision the market value of certain assets at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

     A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

     Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

     Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

     A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     Equity Swaps (Y) In a typical equity index swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

     Interest Rate Swaps (Y) Interest rate swaps are financial instruments that involve the exchange on one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swap involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

     Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

     Currency Swaps (Y) A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

     Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives

     While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund's gains or losses, causing it to make or lose substantially more than it invested.

     When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices

     The Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the assets the Fund it is trying to hedge. However, if the Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

     Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

     o Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
     o A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
     o Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

     Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

     While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments precisely over time.

Lack of Liquidity

     Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.
Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

     o Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
     o    Have to purchase or sell the instrument underlying the contract;
     o Not be able to hedge its investments; and o Not be able realize profits or limit its losses.

     Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

     o An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;
     o Unusual or unforeseen circumstances may interrupt normal operations of an exchange;
     o The facilities of the exchange may not be adequate to handle current trading volume;
     o Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or
     o Investors may lose interest in a particular derivative or category of derivatives.

Management Risk

     If the Advisor incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on its Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Volatility and Leverage

     The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

     o    Actual and anticipated changes in interest rates;
     o    Fiscal and monetary policies; and
     o    National and international political events.

     Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

     Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

     If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities

Types of Equity Securities

Common Stocks

     Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company's board of directors.

Preferred Stocks

     Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities

     Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

     Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. In addition, they are also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

     A synthetic convertible security is a combination investment in which the Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

     While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because the Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with the Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Advisor and applicable sub-advisor take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, the Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If the Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants

     A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

     An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities

General Risks of Investing in Stocks

     While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

     Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services; o Factors affecting an entire industry, such as increases in production costs; and
     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

     Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

     Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies

     Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Foreign Securities

Types of Foreign Securities

     Foreign securities are debt and equity securities that are traded in markets outside of the United States. The markets in which these securities are located can be developed or emerging. People can invest in foreign securities in a number of ways:

     o They can invest directly in foreign securities denominated in a foreign currency;
     o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and
     o    They can invest in investment funds.

American Depositary Receipts (ADRs)

     American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Emerging Markets

     An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

     Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only the proportionate share of the expenses of the Fund itself (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

     Foreign  securities,  foreign  currencies,  and  securities  issued by U.S.
entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors

     Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

     o The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

     o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

     o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

     o The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

     o    A  foreign  government  may act  adversely  to the  interests  of U.S.
          investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund's ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

     There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

     The Advisor  anticipates that in most cases an exchange or over-the-counter
(OTC) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stocks markets tend to differ from those in the United States in a number of ways:

     o They are generally more volatile and not as developed or efficient as than those in the United States;
     o    They have substantially less volume;
     o Their securities tend to be less liquid and to experience rapid and erratic price movements;
     o Commissions on foreign stocks are generally higher and subject to set minimum rates, as opposed to negotiated rates;
     o Foreign security trading, settlement and custodial practices are often less developed than those in U.S. markets; and
     o They may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign Currency Risk

     While the Fund denominates its net asset value in United States dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the United States dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

     o It may be expensive to convert foreign currencies into United States dollars and vice versa;
     o Complex political and economic factors may significantly affect the values of various currencies, including United States dollars, and their exchange rates;
     o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
     o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;
     o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and
     o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

     Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

     o    Have relatively unstable governments;
     o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;
     o    Offer  less   protection  of  property   rights  than  more  developed
          countries; and
     o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Investment Companies

     The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests.

Repurchase Agreements

     In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested. When the Fund enters into a repurchase agreement it will:

     o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and
     o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

     If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund's right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities

     The Fund may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Advisor determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Securities Lending

     The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. When the Fund lends its securities, it will follow the following guidelines:


     o The borrower must provide collateral at least equal to the market value of the securities loaned;
     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;
     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);
     o    It must be able to terminate the loan at any time;
     o It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and
     o    It must determine that the borrower is an acceptable credit risk.

     These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and
     o    Experience delays in recovering its securities.

Short Sales

Description of Short Sales

     Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

         Investors typically sell securities short to:

     o    Take advantage of an anticipated decline in prices.
     o    Protect a profit in a security it already owns.

     The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

     To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

     The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

     In addition, the Fund may engage in short sales "against the box." In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

     Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When Issued Transactions

     A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

     The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

     When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

     The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transaction. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of its commitments.

                             INVESTMENT RESTRICTIONS

     The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

1. Concentrate its investments in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the United States government or its agencies or instrumentalities or when the portfolio adopts a temporary defensive position).

2.   Issue senior securities, except as permitted by the 1940 Act.

3.   Invest in physical commodities or contracts on physical commodities.

4. Purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate.

5. Make loans except (i) that the acquisition of investment securities or other investment instruments in accordance with the Fund's prospectus and statement of additional information shall not be deemed to be the making of a loan; and (ii) that the Fund may lend its portfolio securities in accordance with applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

6.   Underwrite the securities of other issuers.

7. Borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

     The following limitations are non-fundamental, which means the Fund may change them without shareholder approval. The Fund will not:

1. Purchase on margin or sell short except that the Fund may purchase futures as described in the prospectus and this SAI.

2.   Invest in other investment companies except as permitted by the 1940 Act.

3. Invest more than an aggregate of 15% of its net assets in securities that are subject to legal or contractual restrictions on resale (restricted securities) or securities for which there are no readily available markets (illiquid securities).

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust and the Fund is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, custodian and transfer agent. The day to day operations of the Trust are delegated to its officers, subject to the investment objectives and policies and to general supervision by the Board of Trustees.

     The following tables list the Trustees and officers of the Trust, including the Trustees that are not "interested persons" of the Trust of the Advisor as that term is defined in the 1940 Act ("Independent Trustees"), their business addresses and principal occupations during the past five years.

                              Independent Trustees
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Jettie M. Edwards (age 56) Trustee     Since 1993     Consulting principal of Syrus               13      Trustee of the PBHG
c/o   Provident Investment                            Associates (consulting firm) (1986                  Funds, Inc.;
Counsel                                               to 2002).                                           Director of PBHG
300 North Lake Avenue                                                                                     Insurance Series
Pasadena CA 9110176                                                                                       Fund, Inc.; Trustee
                                                                                                          of EQ Advisors Trust.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Richard N. Frank (age 79)  Trustee     Since 1993     Chief Executive Officer, Lawry's            13      N/A
234 E. Colorado Blvd.                                 Restaurants, Inc. (restaurant
Pasadena, CA 91101                                    company); formerly, Chairman of
                                                      Lawry's Foods, Inc. (restaurants and
                                                      food seasoning) (1997 - 2002).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
James Clayburn LaForce     Trustee     Since 1993     Dean Emeritus, John E. Anderson             13      Director, The Payden
(age 74)                                              Graduate School of Management,                      & Rygel Investment
P.O. Box 1595                                         University of California, Los                       Group, The
Pauma Valley, CA 95061                                Angeles.                                            Metzler/Payden
                                                                                                          Investment Group,
                                                                                                          BlackRock Funds,
                                                                                                          Jacobs Engineering,
                                                                                                          Cancervax; Trustee
                                                                                                          of Advisors Series
                                                                                                          Trust (May 2002 to
                                                                                                          present); Arena
                                                                                                          Pharmaceutical (January
                                                                                                          2003 to present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Wayne H. Smith             Trustee     Since 1993     President of Wayne H. Smith                 13      Director, Sunlaw
(age 61)                                              Consulting, Inc. (July 2002 to                      Energy Company (an
150 N. Orange Grove Blvd.                             present); Vice President Financial                  independent
Pasadena, CA 91103                                    Services of Avery Dennison                          electrical power
                                                      Corporation (a pressure sensitive                   company, Vernon,
                                                      material and office products                        California
                                                      manufacturer) (June 2001 to                         (February 2002 to
                                                      June 2002); Vice President and                      Present); Director,
                                                      Treasurer of Avery Dennison                         Equigene Research (a
                                                      Corporation (1979 to June 2001).                    high-tech company)
                                                                                                          (February 2002 to
                                                                                                          present).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
Kevin E. Villani (age 54)  Trustee     Since 2002     Consultant (1999-2002), Executive           13      N/A
5658 Dolphin Place                                    Vice President/Chief Executive
La Jolla, CA 92037                                    Officer of ICII, a Financial
                                                      Services Company.
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
William S. Anderson        Trustee     Since 2002     Executive Vice President of Topa             13     Director of Mellon
(age 45)                                              Equities, Ltd., a Diversified                       First Business Bank
1800 Avenue of the Stars,                             Holding Company.                                    (since 1997);
Suite 1400                                                                                                Director of Country
Los Angeles, CA 90067                                                                                     Title Holding (since
                                                                                                          2000).
-------------------------- ----------- -------------- -------------------------------------- ------------ ----------------------
                         Interested Trustees & Officers
-------------------------- ----------- -------------- -------------------------------------- ------------ -------------------
                                                                                             # of
                                                                                             Portfolios
                                                                                             in Fund
                           Position(s) Term of Office                                        Complex
                           Held with   and Length of          Principal Occupation           Overseen by  Other Directorships
Name, Address and Age      the Trust   Time Served           During Past Five Years          Trustee      Held by Trustee

-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas J. Condon           Trustee     Since 1993     Managing Director of the Advisor.            13        N/A
(age 62)
300 North Lake Avenue
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Aaron W.L. Eubanks, Sr.    Vice        Since 1999     Chief Operating Officer of the Advisor      N/A        N/A
(age 40)                   President                  since August 1999; formerly, Director
300 North Lake Avenue      and                        of Operations of the Advisor.
Pasadena CA 91101          Secretary
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
Thomas M. Mitchell         President   Since 2000     Managing Director of the Advisor since      N/A        N/A
(age 58)                                              May 1995; Executive Vice President of
300 North Lake Avenue                                 the Advisor from May 1983 to May 1999.
Pasadena, CA 91101
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------
William T. Warnick         Vice        Since 1999     Chief Financial Officer of the Advisor      N/A        N/A
(age 35)                   President                  since August 1999; formerly Controller
300 North Lake Avenue      and                        of the Advisor.
Pasadena, CA 91101         Treasurer
-------------------------- ----------- -------------- -------------------------------------- --------------- -------------------


Board Committees

     The Board has two standing committees as described below:

(1) Audit Committee - Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee meets at least once annually. During the fiscal year ended October 31, 2002, the Audit Committee met on March 19, 2002. The Audit Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

(2) Nominating Committee - Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee meets as necessary. During the fiscal year ended October 31, 2002, the Nominating Committee met on November 17, 2002. The Nominating Committee is comprised of only Independent Trustees-- Jettie M. Edwards, Richard N. Frank, James Clayburn LaForce, Wayne H. Smith, Kevin E. Villani and William S. Anderson.

Board Interest in the Portfolios

         Various Board members own shares of certain Funds that are feeder funds into the Portfolios in the following dollar ranges as indicated below:

A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000


   Name of Trustee           Twenty I Fund      Aggregate Dollar Range of Equity
                                            Securities in All Registered Investment
                                            Companies Overseen by Trustee in Family
                                                   of Investment Companies(1)
---------------------------- ------------- -------------------------------------------
Jettie Morrill Edwards            --                           --
Wayne Smith                       --                           C
James Clayburn LaForce            --                           A
Richard Nathan Frank              --                           D
Kevin Emil Villani(2)             --                           C
William Stewart Anderson(2)       --                          --
---------------------------- ------------- -------------------------------------------

(1) The aggregate dollar range of securities owned by the Trustees may include other Funds not discussed in this SAI.
(2)  Elected on 9/17/2002

Trustee Interest in Advisor, Distributor or Affiliates


     Neither the Trustees who are "not interested" persons of the Portfolios, as that term is defined in the 1940 Act, nor members of their immediate families, own securities beneficially or of record in the Advisor, Quasar Distributors, LLC (the "Distributor") or any affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interests, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.


Trustee Interest in Any Material Transactions with Advisor, Distributor or Affiliates

During the two most recently completed calendar years neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of the Advisor or Distributor were a party.

Compensation

     The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2002. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."


----------------------- ------------ --------------- --------------- -------------- ------------------
                                                                        Deferred
                                                        Deferred      Compensation        Total
                                                      Compensation     Accrued as     Compensation
                          Aggregate     Aggregate    Accrued as Part    Part of      From Trust and
                        Compensation  Compensation      of Trust       Portfolios    Portfolios paid
Name of Trustee           from Trust from Portfolios   Expenses(3)      Expenses(3)     to Trustee
----------------------- ------------ --------------- --------------- -------------- ------------------
Jettie M. Edwards       $    12,500   $    12,500     $         0      $         0    $    25,000
----------------------- ------------ --------------- --------------- -------------- ------------------
Wayne H. Smith          $    12,500   $    12,500     $         0      $         0    $    25,000
----------------------- ------------ --------------- --------------- -------------- ------------------
Richard N. Frank        $         0   $         0     $    12,500      $    12,500    $    25,000
----------------------- ------------ --------------- --------------- -------------- ------------------
Angelo R. Mozillo(1)    $         0   $         0     $     6,500      $     6,500    $    13,000
----------------------- ------------ --------------- --------------- -------------- ------------------
James Clayburn LaForce  $         0   $         0     $    12,000      $    12,000    $    24,000
----------------------- ------------ --------------- --------------- -------------- ------------------
Kevin E. Villani(2)     $         0   $         0     $     3,000      $     3,000    $     6,000
----------------------- ------------ --------------- --------------- -------------- ------------------
William S. Anderson(2)  $     3,000   $     3,000     $         0      $         0    $     6,000
----------------------- ------------ --------------- --------------- -------------- ------------------

(1)  Resigned on 6/18/2002
(2)  Elected on 9/17/2002

(3) On December 19, 1995, the Portfolio approved a Deferred Compensation Plan for Trustees (the "Deferred Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the other Portfolios. Trustees can elect to receive payment in cash or defer payments provided for in the Deferred Plan. If a Trustee elects to defer payment, the Deferred Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect a value which would have been earned if the account had been invested in designated investments. The Portfolio recognizes as trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.


                                 CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

     As of January 31, 2002, the following persons or organizations held of record or beneficially 5% or more of the shares of the Fund:

Name and Address of Shareholder          Number of               % of Shares
-------------------------------          ----------              -----------
                                         Shares Owned
                                         ------------

UMBSC & Co. FBO Interstate Brands        5,267,890.845               5.7%
Retirement Income Plan
P.O .Box 419692
Kansas City, MO 64141-6692

UMBSC & Co.                              30,229.577                 90.5%
FBO IBC Savings Invest(Y)Equity
A/C 34-1002-02-0
P.O. Box 419692
Kansas City, MO 64141-6692

     As of January 31, 2003, shares of the Fund owned by the Trustee and officers as a group were less than 1%.


                     INVESTMENT ADVISORY AND OTHER SERVICES



     Subject to the supervision of the Board of Trustees of the Fund, investment management and services are provide to the Fund by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement").

     Under the Advisory Agreement, the Advisor:

o    Manages the investment and reinvestment of the Fund's assets;

o Continuously reviews, supervises and administers the investment program of the Fund; and

o Determines what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

     Under the Advisory Agreement, the Advisor will not be liable to the Fund for any error of judgment by the Advisor or any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     In determining whether to approve the Advisory Agreement in connection with the reorganization completed on April 1, 2002 of the Fund's predecessor, a series of UAM Funds Trust, into the Fund, the Board of Trustees evaluated information provided by the Advisor in accordance with Section 15(c) of the 1940 Act. At its December 18, 2001 meeting, the Board considered a number of factors in recommending approval of the Agreement, including the projected quality of services to be provided to the Fund by the Advisor, the projected fees and expenses to be borne by the Fund, and the projected financial results of the Advisor.

     In reviewing the projected quality of services, the Board noted that for the year ended September 30, 2001, the net asset value per share of the Fund's predecessor had decreased and that it had a return below the average of its peer group and the Lipper Multi-Cap Growth Index (which covers a larger range of similar mutual funds). The Board determined to examine the reason for this underperformance in detail with the Advisor in further meetings and to monitor the Fund's performance closely during the coming years. The Board also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Advisor, its brokerage and soft dollar practices, and its regulatory compliance procedures. The Board also considered steps the Advisor was taking or proposed to take to enhance investment performance.

     In reviewing the projected investment advisory fees and total expenses, the Board noted that advisory fees as a percentage of the Fund's average net assets would be at the average of its peer group of mutual funds, although the total expenses to be paid to the Advisor would be below the average.

     Based on their review, the Board of Trustees as a whole, and the independent Trustees separately, concluded that the terms of the Advisory Agreement were fair and reasonable and similar to those which could have been obtained through arms-length negotiations, and approved such Agreement.

     The Advisory Agreement will remain in effect for two years from its execution. Thereafter, if not terminated, the Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreement is terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Advisor. The Advisory Agreement also may be terminated by the Advisor on 60 days' written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

Advisory Fees

     For its services, the Fund pays the Advisor a fee calculated at an annual rate of 0.90% of its average daily net assets. The Advisor has agreed to limit the aggregate expenses of the Fund through the year 2013 in the amount of 1.30% of average daily net assets. Due to the effect of fee waivers by the Advisor, the actual percentage of average net assets that the Fund pays in any given year may be different from the rate set forth in its contract with the Advisor. For the fiscal periods ending October 31, 2002, and April 30, 2001 and 2000, the Fund paid the following in advisory fees to the Advisor:

------------------- ------------------ ----------------- -----------------------
                        Total Fees       Fees Waived/
  Fiscal Period End Accrued by Advisor Expenses Absorbed Balance Paid to Advisor
------------------- ------------------ ----------------- -----------------------
10/31/02(2)         $      81,051       $     75,439          $     5,612
4/30/02             $     196,511       $    138,862          $    57,649
4/30/01             $     239,247       $    153,602          $    85,645
4/30/00(1)          $      86,370       $     57,233          $    29,137
------------------- ------------------ ----------------- -----------------------

(1) The Fund commenced operations on December 29, 1999.
(2) The Fund changed its fiscal year end from April 30 to October 31.

Distributor

     Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, is the Trust's distributor. The Distributor is an affiliate of USBFS.

Shareholder Servicing Arrangements

     The Fund has adopted a Shareholder Servicing Plan. Pursuant to the Plan, the Advisor will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Fund. As compensation for the provision of such services, the Fund will pay the Advisor a fee of 0.15% of the Fund's average daily net assets on an annual basis, payable monthly. The Advisor may pay certain banks, trust companies, broker-dealers, and other institutions (each a "Participating Organization") out of the fees the Advisor receives from the Fund under the Plan to the extent that the Participating Organization performs shareholder servicing functions for the Fund with respect to shares of the Fund owned from time to time by customers of the Participating Organization. In certain cases, the Advisor may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Agreement, to a Participating Organization for providing other administrative services to its customers who invest in the Fund.

     Pursuant to the Shareholder Servicing Plan, the Advisor will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of the Fund's shares, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Fund to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of account) where such shareholders hold shares of the Fund registered in the name of the Advisor, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. For the fiscal period ended October 31, 2002 the shareholder servicing fees paid were $13,508.

     The Advisor may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Fund for their customers. Under these arrangements, the Transfer Agent will ordinarily maintain an omnibus account for a Participating Organization and the Participating Organization will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed upon by the Participating Organization and the customer, for the services it provides. Customers of participating Organizations should read the Fund's Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization to its customers prior to any purchase of shares.

The Administrator

     Effective April 1, 2002, U.S. Bancorp Fund Services, LLC ("USBFS") became the administrator for the Fund. The Fund pays a monthly administration fee to USBFS, for managing some of its business affairs. The administration fee rate is 0.10% of net assets subject to a minimum annual fee of $40,000. USBFS and the Distributor are affiliated companies. The Fund's previous administrator was SEI.

         For the fiscal periods ending October 31, 2002 and April 30, 2002, 2001 and 2000, the Fund paid the following in administration fees:

                      Administrative Fees Paid by the Fund

                  ---------------------- ------------
                   Fiscal Period End       Fees Paid
                  ---------------------- ------------
                    10/31/02(1)             $20,164
                    4/30/02 (2)             $64,584
                    4/30/01(2)              $90,811
                    4/30/00(2) (3)          $32,776
                  ---------------------- ------------

(1)  The Fund changed its fiscal year end from April 30 to October 31
(2) Fees paid for administration services between December 1999 and March 31, 2002 were paid to the previous administrator. Fees paid for administration services after April 1, 2002 were paid to USBFS.
(3)  The Fund commenced operations on December 29, 1999.

Code of Ethics

     The Fund, the Advisor and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit, subject to certain conditions, their personnel to invest in securities that may be purchased or held by the Fund.

                             CUSTODIAN AND AUDITORS

     PFPC Trust Company 8800 Tinicum Blvd., Philadelphia, PA 19153 is responsible for holding the Funds' assets. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Distributor and Administrator are affiliated companies. The Trust's independent accountants, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.


                          Anti-Money Laundering Program

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


                      Portfolio Transactions and Brokerage

     The Advisory Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory
Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor.

     The Advisory Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreement;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of the Fund's investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

     The debt securities which will be a major component of the Fund's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Fund directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     There are occasions on which the Advisor on behalf of the Fund may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Advisor. Although some concurrent trading potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so is in the best interests of the Fund. When such concurrent trading occurs, the Advisor will seek to average prices or otherwise allocate the executions in an equitable manner among the Fund and the other parties involved.

     The Advisor adopted Best Execution Policy procedures in August 2001. The procedures provide compliance guidance for the Advisor when determining the reasonableness of commissions, whether its brokers are qualified, "step out" transactions, and the use soft dollars. Step out transactions are where portions of a trade are directed by the Advisor to another broker. Generally, the Advisor uses "step outs" to achieve better execution. Or, if a client directs brokerage so that the transaction is not a part of the Advisor's block trade, the Advisor may "step out" that client's portion of the transaction from its regular broker to the directed broker to follow the client's direction. The Advisor periodically reviews the implementation and the effectiveness of these procedures.

     For the fiscal periods ending April 30, 2000, 2001, 2002, and the period ended October 31, 2002, the Fund paid the following in brokerage commissions:

--------------------- --------------------- ------------------------------------
Fiscal Year End       Brokerage Commissions  Portion Paid for Research Services
--------------------- --------------------- ------------------------------------
         10/31/02(2)          $92,606                   $     11,284
          4/30/02             $58,847                   $      5,264
          4/30/01             $53,420                             -
          4/30/00(1)          $65,601                             -
--------------------- --------------------- ------------------------------------

(1) The Fund commenced operations on December 29, 1999.
(2) The Fund changed its fiscal year from April 30 to October 31.


                               PORTFOLIO TURNOVER

     Although the Portfolios generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Brokerage Allocation and Other Practices." Portfolio turnover rates were for the fiscal periods ended October 31, 2001 and April 30, 2002 were as follows:

                             Portfolio Turnover Rate
      --------------------------------- ----------------------------
              October 31, 2002(1)               April 30, 2002
      --------------------------------- ----------------------------
                  84%                              140%
      --------------------------------- ----------------------------

(1) The reason for the significant decrease in portfolio turnover for the Growth Portfolio between the periods ended October 31, 2002 and the period ended April 30, 2002 was that the Fund changed its fiscal year from April 30 to October 31 resulting in a shorter fiscal period.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of the Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                                 NET ASSET VALUE

         The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the-counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

     The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Fund outstanding at such time, as shown below:

                           Net Assets
             --------------------------------------- = Net Asset Value Per Share
                       Shares Outstanding


     An example of how the Fund calculated net asset value per shares as of October 31, 2002 is as follows:

                          $16,067,469
             --------------------------------------- =                $2.76
                           5,831,268


                                    TAXATION

         The Fund will be taxed as a separate entity under the Internal Revenue Code (the "Code"), and intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Fund qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on its investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90%of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Any dividend or distribution paid by the Fund reduces the net asset value per share on the record date by the amount of the dividend. If shares are purchased shortly before such a dividend or distribution, the shareholder will be subject to taxation on the amount received even though it is in essence a return of capital. Shareholders should consult their own tax Advisors for more detailed information and information regarding federal, state and local taxes applicable to dividends and distributions received from the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from the Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Fund is required to withhold as portion of dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund also is required to withhold a portion of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Average Annual Total Return

     Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:


                                 P(1 + T)n = ERV

         Where:
                          "P"     =   represents a hypothetical initial
                                      investment of $1,000;
                          "T"     =   represents average annual total return;
                          "n"     =   represents the number of years; and
                          "ERV"   =   represents the ending  redeemable  value
                                      at the end of the period
                                      of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Fund's average annual total return at the public offering price (net asset value) for the Fund for the fiscal period ended October 31, 2002 was as follows*:

--------------- ------------------------
   One Year     Since Inception
                  (December 29, 1999)
--------------- ------------------------
   -25.00%              -36.44%
--------------- ------------------------

*Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through October 31, 2002. Accordingly, return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions)

         The Fund's quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:


                              P(1 + T)(n) = ATV(D)

         Where:
                          "P"        =   represents a hypothetical initial
                                         investment of $1,000;
                          "T"        =   represents average annual total return;
                          "n"        =   represents the number of years; and
                          "ATV(D)"   =   represents   the  ending  value  of
                                         the   hypothetical   initial
                                         investment after taxes on
                                         distributions, not after
                                         taxes on redemption.
                                         Dividends and other
                                         distributions are assumed to
                                         be reinvested in shares at
                                         the prices in effect on the
                                         reinvestment dates. ATV(D)
                                         will be adjusted to reflect
                                         the effect of any absorption
                                         of Fund expenses by the
                                         Advisor.

     The average annual total return (after taxes on distributions) computed at the public offering price (net asset value) for the Fund for the fiscal period ended October 31, 2002 was as follows:

--------------- -------------------------------
   One Year            Since Inception
                     (December 29, 1999)
--------------- -------------------------------
   -25.00%                 -36.44%
--------------- -------------------------------

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through October 31, 2002. Accordingly, the Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Average Annual Total Return (after Taxes on Distributions and Redemptions)

     The Fund's quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:


                              P (1+ T)(n) = ATV(DR)

         Where:
                          "P"        =   represents a hypothetical initial
                                         investment of $1,000;
                          "T"        =   represents average annual total return;
                          "n"        =   represents the number of years; and
                          "ATV(DR)"  =   represents  the  ending  redeemable
                                         value  of  the  hypothetical
                                         initial investment after
                                         taxes on distributions and
                                         redemption. Dividends and
                                         other distributions are
                                         assumed to be reinvested in
                                         shares at the prices in
                                         effect on the reinvestment
                                         dates. ATV(DR) will be
                                         adjusted to reflect the
                                         effect of any absorption of
                                         Fund expenses by the Advisor.


     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) computed at the public offering price (net asset value) for the Fund for the fiscal period ended October 31, 2002 was as follows:

               --------------- ---------------------------
                   One Year        Since Inception
                                 (December 29, 1999)
               --------------- ---------------------------
                   -15.35%             -26.26%
               --------------- ---------------------------

     Please note that certain fees and expenses of the Fund have been waived or reimbursed from inception through October 31, 2002. Accordingly, the Fund's return figures are higher than they would have been had such fees and expenses not been waived or reimbursed.

Other information

     Performance data of the Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     The Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created a number of series of shares (currently nine), and may create additional series in the future, which have separate assets and liabilities.

     The Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. Prior to a reorganization on April 1, 2002, the Fund was a series of UAM Funds Trust, an open-end management investment company organized as a Delaware business trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees. The Board of Trustees may terminate the Fund, without seeking shareholder approval, if it determines that such action would be in the best interest of the Fund's shareholders. The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Fund, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

     The annual report to shareholders of the Fund for the fiscal year ended October 31, 2002 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants (applicable to the annual report) appearing therein are incorporated by reference into this SAI.